Exhibit 10.7

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT
(Incremental Loan Assumption Agreement & Refinancing Amendment)

This FOURTH AMENDMENT, dated as of March 15, 2017 (this “Amendment”), is made by and among CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as borrower (the “Borrower”), each of the other Loan Parties signatory hereto, JPMorgan Chase Bank, N.A. as an additional lender (together with any other financial institution that signs this Amendment as an additional lender, the “Additional Lenders” and each, an “Additional Lender”), and Goldman Sachs Lending Partners LLC and JPMorgan Chase Bank, N.A. as joint lead arrangers, global coordinators and bookrunners (the “Lead Arrangers”, together with Barclays Bank PLC, Citigroup Global Markets INC., Merrill Lynch, Pierce, Fenner & Smith Incorporated, RBC Capital Markets, LLC, BNP Paribas Securities Corp., Credit Suisse Securities (USA) LLC, Deutsche Bank Securities INC, TD Securities (USA) LLC and The Bank of Nova Scotia as additional arrangers and bookrunners, the “Arrangers” and each, an “Arranger”), the other several banks and financial institution parties hereto as Lenders and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”) for the Lenders.  Except as otherwise provided herein, all capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement (as defined below).

RECITALS:

WHEREAS, reference is hereby made to the Credit Agreement, dated as of October 9, 2015 (the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the First Amendment, dated as of June 20, 2016, the Incremental Loan Assumption Agreement, dated as of June 21, 2016, the Incremental Loan Assumption Agreement, dated as of July 21, 2016, the Second Amendment to Credit Agreement, dated as of September 9, 2016 (the “Second Amendment”), the Third Amendment to Credit Agreement, dated as of December 9, 2016, and as may be further amended, restated, modified or supplemented from time to time, including pursuant to this Amendment, the “Credit Agreement”), by and among the Borrower, the Lenders party thereto from time to time, the Administrative Agent, the Security Agent and the other parties thereto from time to time;

WHEREAS, pursuant to Section 2.22 of the Credit Agreement, the Borrower may establish Incremental Term Loan Commitments with banks, financial institutions and other institutional lenders who will become Incremental Term Loan Lenders (which, for the avoidance of doubt, may be existing or additional Lenders);

WHEREAS, pursuant to Section 2.24 of the Credit Agreement, the Borrower may request new term loans to extend, renew, replace, repurchase, retire or refinance, in whole or in part, existing Term Loans pursuant to the procedures described therein;

WHEREAS, the Borrower, the Additional Lenders and each March 2017 Refinancing Term Consenting Lender (as defined below) desire to establish (i) incremental loan facilities in an aggregate principal amount of $500,000,000 in accordance with Section 2.22 of the Credit Agreement and (ii) refinancing loan facilities in an aggregate principal amount of $2,500,000,000 to refinance in full (including by way of the Term Loan Conversions (as defined below), where applicable) the remaining outstanding 2016 Extended Term Loans (as defined in the Second Amendment) in accordance with Section 2.24 of the Credit Agreement; and

WHEREAS, subject to the terms and conditions of the Credit Agreement, each Additional Lender party hereto shall become a Lender pursuant to this Amendment;

NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

1.                                      Establishment of the March 2017 Term Loan Commitments.

(a)                                 Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof and effective as of the date on which such conditions precedent are satisfied (the “Effective Date”), and in accordance with the provisions of the Credit Agreement, including Section 2.22 of the Credit Agreement:

(i)                                     there is hereby established under the Credit Agreement a new Class of Incremental Term Loan Commitments;

(ii)                                  such Incremental Term Loan Commitments shall be referred to as the “March 2017 Incremental Term Loan Commitments”, and the Loans made pursuant to the March 2017 Incremental Term Loan Commitments shall be referred to as the “March 2017 Incremental Term Loans”;

(iii)                               the aggregate principal amount of the March 2017 Incremental Term Loan Commitments is $500,000,000; and

(iv)                              such March 2017 Incremental Term Loan Commitments and March 2017 Incremental Term Loans shall have the terms and provisions set forth in Section 1 of this Amendment.

(b)                                 Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof and effective as of the Effective Date, and in accordance with the provisions of the Credit Agreement, including Section 2.24 of the Credit Agreement:

(i)                                     there is hereby established under the Credit Agreement a new Class of Refinancing Term Commitments;

(ii)                                  such Refinancing Term Commitments shall be referred to as the “March 2017 Refinancing Term Loan Commitments”, and together with the March 2017 Incremental Term Loan Commitments, the “March 2017 Term Loan Commitments”, and the Loans made pursuant to the March 2017 Refinancing Term Loan Commitments shall be referred to as the “March 2017 Refinancing Term Loans”, and together with the March 2017 Incremental Term Loans, the “March 2017 Term Loans”;

(iii)                               the aggregate principal amount of the March 2017 Refinancing Term Loan Commitments (including by way of Term Loan Conversions) is $2,500,000,000; and

(iv)                              such March 2017 Refinancing Term Loan Commitments and March 2017 Refinancing Term Loans shall have the terms and provisions set forth in Section 1 of this Amendment.

(c)                                  From (and including) the Effective Date and until (but excluding) the Final Draw Date (as defined below), the March 2017 Incremental Term Loan Commitments and the March 2017 Refinancing Term Loan Commitments shall constitute separate Classes of Commitments under the Credit Agreement.

(d)                                 As of the Effective Date, each of the Additional Lenders hereby agrees to provide:  (i) the Incremental Term Loan Commitment set forth on Schedule 1A hereto pursuant to and in accordance with Section 2.22 of the Credit Agreement and (ii) the Refinancing Term Commitment set forth on Schedule 1B hereto pursuant to and in accordance with Section 2.24 of the Credit Agreement.  The March 2017 Term Loan Commitments provided pursuant to this Amendment shall be subject to all of the terms and conditions in the Credit Agreement and this Amendment, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Facility Guaranty, liens and security interests created by the Security Documents.

(e)                                  Each Additional Lender having a March 2017 Incremental Term Loan Commitment hereby agrees, subject to satisfaction of the conditions precedent set forth in Section 3(a) of this Amendment, to make March 2017 Incremental Term Loans to the Borrower denominated in Dollars on any Business Day (such date, the “Incremental Draw Date”) after the date hereof and on or prior to April 17, 2017 (such date, the “Termination Date”), and in accordance with Section 2.03 of the Credit Agreement in an aggregate principal amount not to exceed its March 2017 Incremental Term Loan Commitment set forth on Schedule 1A hereto.

(f)                                   Each Additional Lender having a March 2017 Refinancing Term Loan Commitment hereby agrees, subject to satisfaction of the conditions precedent set forth in Section 3(b) of this Amendment, to make March 2017 Refinancing Term Loans to the Borrower denominated in Dollars on any Business Day (such date, the “Refinancing Draw Date”) after April 11, 2017 and on or prior to the Termination Date, and in accordance with Section 2.03 of the Credit Agreement in an aggregate principal amount not to exceed its March 2017 Refinancing Term Loan Commitment set forth on Schedule 1B hereto.  The earlier of (i) the Refinancing Draw Date and (ii) the Incremental Draw Date is referred to herein as the “First Draw Date”, and the March 2017 Term Loans borrowed on the First Draw Date, the “First Drawn Loans”; the later of (i) the Refinancing Draw Date and (ii) the Incremental Draw Date is referred to herein as the “Final Draw Date”, and the March 2017 Term Loans borrowed on the Final Draw Date, the “Final Drawn Loans”.

(g)                                  Each Lender holding 2016 Extended Term Loans that executes and delivers to the Administrative Agent a Cashless Settlement Form in the form attached hereto as Annex A (such Cashless Settlement Form which will be appended, and serve as its signature page hereto) to this Amendment prior to the Effective Date (such Lender, a “March 2017 Refinancing Term Consenting Lender”) agrees that, subject to satisfaction of the conditions precedent set forth in Section 3(b) of this Amendment, an amount up to the entire aggregate principal amount of its 2016 Extended Term Loans (as allocated by the Arrangers in respect of the March 2017 Refinancing Term Loans and notified to the Administrative Agent) shall be converted on a cashless basis on the Refinancing Draw Date into the March 2017 Refinancing Term Loans (the “Term Loan Conversion”).

(h)                                 Notwithstanding any other provision of this Amendment and the Credit Agreement, prior to the earlier of the Termination Date and the Final Draw Date, all First Drawn Loans shall bear interest at a rate determined by reference to the Alternate Base Rate.  On the earlier of the Termination Date and the Final Draw Date, at the Borrower’s option (as set forth in a Borrowing Request), (A)(x) the First Drawn Loans (or a portion thereof as designated by the Borrower) shall be converted to Eurodollar Loans and (y) any Final Drawn Loans that are Eurodollar Loans shall be added to (and thereafter be deemed to constitute a part of) the First Drawn Loans that are converted to Eurodollar Loans on such date, and be subject to the same Adjusted LIBO Rates and Interest Periods (in each case after giving effect to such conversion) as such First Drawn Loans to which they are added and (B) any Final Drawn Loans that are ABR Loans shall be added to (and thereafter be deemed to constitute part of) the First Drawn Loans that are not converted to ABR Loans on such date, and be subject to the same Alternate Base Rate as such ABR Loans to which they are added.  The Administrative Agent shall (and is hereby authorized to) take all appropriate actions in connection with the incurrence of Final Drawn Loans on the Final Draw Date to ensure that all Lenders with March 2017 Term Loans outstanding on such date (after giving effect to the incurrence of Final Drawn Loans on such date) participate pro rata in accordance with this Section 1(h) to this Amendment in each Borrowing of March 2017 Term Loans (as increased by the amount of Final Drawn Loans incurred on such date).  From (and including) the Final Draw Date, the First Drawn Loans and the Final Drawn Loans shall constitute a single Class of Loans having identical terms as set forth herein.

(i)                              The March 2017 Incremental Term Loan Commitments shall constitute “Commitments”, “Incremental Loan Commitments”, “Incremental Term Loan Commitments” and “Term Commitments”, as the context may require, the March 2017 Incremental Term Loans shall constitute “Loans”, “Term Loans”, “Incremental Loans”, “Incremental Term Loans”, “Other Loans” and “Other Term Loans”; this Amendment shall be an “Incremental Loan Assumption Agreement” (insofar as it relates to the March 2017 Incremental Term Loan Commitments and the March 2017 Incremental Term Loans) and a “Loan Document” as the context may require, and each of the Additional Lenders having a March 2017 Incremental Term Loan Commitment shall be a “Term Lender”, “Incremental Term Lender” and a “Lender”, each Lead Arranger shall be an “Additional Arranger”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.  The March 2017 Refinancing Term Loan Commitments shall constitute “Commitments”, “Refinancing Commitments”, “Refinancing Term Commitments” and “Term Commitments”, as the context may require, the March 2017 Refinancing Term Loans shall constitute “Loans”, “Term Loans”, “Refinancing Loans” and “Refinancing Term Loans”; this Amendment shall be a “Refinancing Amendment” (insofar as it relates to the March 2017 Refinancing Term Loan Commitments and the March 2017 Refinancing Term Loans) and a “Loan

Document” as the context may require; the draft of this Amendment which was provided to the Administrative Agent on March 9, 2017 shall constitute a “Refinancing Loan Request”, and each of the Additional Lenders having a March 2017 Refinancing Term Loan Commitment and each March 2017 Refinancing Term Consenting Lender shall be a “Term Lender”, “Refinancing Lender”, “Refinancing Term Lender” and a “Lender”, in each case, for all purposes under the Credit Agreement and the other Loan Documents.

(j)                                    The March 2017 Term Loans will mature on July 17, 2025 (the “March 2017 Term Loan Maturity Date”).

(k)                                 At the option of the Borrower, the March 2017 Term Loans (i) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any mandatory prepayment of Term Loans under the Credit Agreement (except that, unless otherwise permitted under the Credit Agreement, the March 2017 Term Loans may not participate on a greater than pro rata basis as compared to any earlier maturing Class of Term Loans) and (ii) may participate on a pro rata basis, less than pro rata basis or greater than pro rata basis in any voluntary prepayment of Term Loans under the Credit Agreement.

(l)                                     The March 2017 Term Loans may be repaid or prepaid in accordance with the provisions of the Credit Agreement and this Amendment, but once prepaid may not be re-borrowed.

(m)                             (i) With respect to the March 2017 Term Loans, “Adjusted LIBO Rate” shall mean, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to the greater of (1) 0% per annum and (2) the LIBO Rate in effect for such Interest Period; (ii) the Applicable Margin for the March 2017 Term Loans is (1) with respect to any ABR Loan, 1.25% per annum and (2) with respect to any Eurodollar Loan, 2.25% per annum and (iii) the initial Interest Period with respect to the March 2017 Incremental Term Loans shall commence on the Incremental Draw Date and end on a date reasonably satisfactory to the Administrative Agent, and the initial Interest Period with respect to the March 2017 Refinancing Term Loans shall commence on the Refinancing Draw Date and end on a date reasonably satisfactory to the Administrative Agent, in each case, subject to Section 1(h) to this Amendment.

(n)                                 The Borrower shall pay to the Administrative Agent for the account of the Additional Lenders and the March 2017 Refinancing Term Consenting Lenders with respect to the March 2017 Term Loans, (A) on April 15th, July 15th, October 15th and January 15th of each year (each such date being called a “Repayment Date”), commencing with July 15th, 2017, and on each such date thereafter through the March 2017 Term Loan Maturity Date (provided that if such day is not a Business Day, the Repayment Date shall be the next succeeding Business Day),amortization installments equal to 0.25% of the aggregate principal amount of the March 2017 Term Loans outstanding on the Final Draw Date (or if only one of the Refinancing Draw Date or the Incremental Draw Date occurs prior to the Termination Date, such date); as adjusted from time to time pursuant to Sections 2.11(b), 2.12, 2.13(f) and 2.22(d) of the Credit Agreement, and which payments shall be further reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.12 of the Credit Agreement and (B) on the March 2017 Term Loan Maturity Date, the aggregate unpaid principal amount of all March 2017 Term Loans on such date, together with accrued and unpaid interest on the principal amount to be paid to but excluding such date.

(o)                                 In the event that on or prior to October 17, 2017 either (x) the Borrower makes any prepayment of the March 2017 Term Loans in connection with an Additional Term Loan Repricing Transaction (including by way of a Refinancing Amendment) or (y) effects any amendment of this Amendment resulting in an Additional Term Loan Repricing Transaction, the Borrower shall pay to the Administrative Agent for the ratable account of the Lenders, in the case of clause (x) 1.00% of the principal amount of the March 2017 Term Loans so repaid, or in the case of clause (y) a payment equal to 1.00% of the aggregate amount of the March 2017 Term Loans subject to such Additional Term Loan Repricing Transaction.  For purposes of this paragraph, “Additional Term Loan Repricing Transaction” shall mean (a) the prepayment, refinancing, substitution or replacement of all or a portion of the March 2017 Term Loans with the incurrence by the Borrower or any Subsidiary of any senior secured loan financing, the primary purpose of which (as determined in good faith by the Borrower) is to reduce the All-In Yield of such debt financing relative to the March 2017 Term Loans so repaid, refinanced, substituted or replaced and (b) any amendment to the Credit Agreement the primary purpose of which (as determined by the Borrower in good faith) is to reduce the All-In Yield applicable to the March 2017 Term Loans; provided that any refinancing or repricing of March 2017 Term Loans in connection with (i) any Public Offering, (ii) any acquisition the aggregate consideration with respect to which equals or exceeds $50,000,000 or (iii) a transaction that would result in a Change of Control shall not constitute an Additional Term Loan Repricing Transaction.

(p)                                 In the event that prior to the date that is twelve months from the Effective Date, the Borrower seeks Incremental Term Loan Commitments pursuant to Section 2.22 of the Credit Agreement, the All-In Yield applicable to the resulting Incremental Term Loans (the “New Incremental Term Loans”) shall be determined by the Borrower and the applicable Incremental Lenders and shall be set forth in each applicable Incremental Loan Assumption Agreement; provided, however, that the All-In Yield applicable to such New Incremental Term Loans of the same currency as the March 2017 Term Loans (other than New Incremental Term Loans (w) Incurred pursuant to Section 4.04(b)(1)(ii) of Annex I of the Credit Agreement, (x) established pursuant to the second proviso to Section 4.04(b)(1) of Annex I of the Credit Agreement, (y) having a maturity date that is more than two years after the March 2017 Term Loan Maturity Date or (z) Incurred in connection with an acquisition) shall not be greater than the applicable All-In Yield payable pursuant to the terms of the Loan Documents as amended through the date of such calculation with respect to the March 2017 Term Loans plus 50 basis points per annum unless the interest rate (together with, as provided in the proviso below, any Adjusted LIBO Rate floor or Alternate Base Rate floor) with respect to the March 2017 Term Loans is increased so as to cause the then applicable All-In Yield under the Loan Documents on the March 2017 Term Loans to equal the All-In Yield then applicable to the New Incremental Term Loans minus 50 basis points; provided that any increase in All-In Yield to the March 2017 Term Loans due to the application or imposition of an Adjusted LIBO Rate floor or an Alternate Base Rate floor on any New Incremental Term Loan shall be effected, at the Borrower’s option, (x) through an increase in (or implementation of, as applicable) any Adjusted LIBO Rate floor or Alternate Base Rate floor, as applicable, with respect to the March 2017 Term Loans (for the avoidance of doubt, not to exceed the applicable Adjusted LIBO Rate Floor or Alternate Base Rate floor, as applicable, of the applicable New Incremental Term Loans),(y) through an increase in the Applicable Margin for the March 2017 Term Loans or (z) any combination of (x) and (y) above.

(q)                                 The Borrower and the Administrative Agent hereby consent, pursuant to Section 9.04(b) of the Credit Agreement, to the inclusion as a “Lender” of each Additional Lender that is party to this Amendment to the extent such consent would be required pursuant to Section 9.04(b) of the Credit Agreement.  For the avoidance of doubt, each Lead Arranger and each Additional Lender hereby agree that the 10 Business Day minimum period in clause (ii) of the third sentence of Section 2.22(a) of the Credit Agreement shall not apply to the March 2017 Term Loan Commitments.

(r)                                    Each Additional Lender (i) confirms that it has received a copy of the Credit Agreement and the Intercreditor Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 4.10(a)(1) and (a)(2) of Annex I to the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, Term Lender, Incremental Lender, Incremental Term Lender, Refinancing Lender or Refinancing Term Lender, as applicable.

(s)                                   For each Additional Lender, delivered herewith to the Administrative Agent or the Borrower, as applicable, are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Lender may be required to deliver to the Administrative Agent or the Borrower, as applicable, pursuant to Section 2.20 of the Credit Agreement.

(t)                                    Except as set forth herein, the March 2017 Term Loans shall have the same terms and conditions as the 2016 Extended Term Loans.

(u)                                 Notwithstanding anything to the contrary contained in this Amendment or the Credit Agreement, no assignment of any March 2017 Incremental Term Loan Commitments (or related Loans) shall be effective prior to the Incremental Draw Date.

2.                                      Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

(a)                                 this Amendment shall have been duly executed by the Borrower, the Administrative Agent, the Additional Lenders and the March 2017 Refinancing Term Consenting Lenders;

(b)                                 immediately before and after giving effect to this Amendment, no Default or Event of Default shall occur and be continuing;

(c)                                  the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of the Effective Date (and, for the avoidance of doubt, including in respect of each Fourth Amendment Loan Document (as defined below)) with the same effect as though made on and as of such date, except to the extent such representation and warranties expressly relate to an earlier date, in which case, such representation and warranties shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of such earlier date; and

(d)                                 the Administrative Agent shall have received:

(i)                                     a legal opinion of Ropes & Gray International LLP, New York Counsel for the Borrower, in form reasonably acceptable to the Administrative Agent (i)dated the Effective Date,(ii) addressed to the Administrative Agent, the Additional Lenders and the March 2017 Refinancing Term Consenting Lenders and (iii)covering such other matters relating to the Loan Documents as the Administrative Agent shall reasonably request, and the Borrower hereby requests such counsel to deliver such opinions;

(ii)                                  a copy of a resolution of the board of directors or, if applicable, a committee of the board, or the sole member, managing member, general or limited partner, of each Loan Party (A) approving the terms of, and the transactions contemplated by, this Amendment and each other document executed or delivered by such Loan Party in order to give effect to the transactions contemplated hereunder (such documents, collectively, the “Fourth Amendment Loan Documents”) and resolving that it execute, deliver and perform its obligations under the Fourth Amendment Loan Documents to which it is a party; (B) authorizing a specified person or persons to execute the Fourth Amendment Loan Documents to which it is a party; and (C) authorizing a specified person or persons, on its behalf, to sign and/or deliver all documents and notices to be signed and/or delivered by it under or in connection with the Fourth Amendment Loan Documents to which it is a party;

(iii)                               a specimen of the signature of each person authorized by the resolution set forth above in relation to the Fourth Amendment Loan Documents;

(iv)                              a secretary’s certificate of each Loan Party in the form reasonably satisfactory to the Administrative Agent;

(v)                                 a certificate dated the Effective Date executed by a Responsible Officer of the Borrower certifying that no Default or Event of Default shall have occurred and be continuing; and

(vi)                              to the extent not already in possession of the Additional Lenders, at least three Business Days prior to the Effective Date, all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested by the Additional Lender at least five days prior to date hereof.

3.                                      Conditions to Funding or Term Loan Conversion.

(a)                                 The obligations of each Additional Lender to make a March 2017 Incremental Term Loan on the Incremental Draw Date are subject to the satisfaction or waiver of the following conditions:

(i)                                     the Effective Date shall have occurred;

(ii)                                  on the Incremental Draw Date, immediately before and after giving effect to the borrowing of the March 2017 Incremental Term Loans, no Event of Default specified in Section 7.01(a) or (g) of the Credit Agreement shall have occurred and be continuing; and

(iii)                               the Administrative Agent shall have received a notice of such borrowing as required by Section 2.03 of the Credit Agreement, provided that the effectiveness of such notice shall not be subject to any additional conditions precedent that are not specified in this Section 3(a) of this Amendment.

(b)                                 The obligations of each Additional Lender to make a March 2017 Refinancing Term Loan and the obligations of each March 2017 Refinancing Term Consenting Lender to effect the Term Loan Conversion on the Refinancing Draw Date are subject to the satisfaction or waiver of the following conditions:

(i)                                     the Effective Date shall have occurred;

(ii)                                  on the Refinancing Draw Date, immediately after giving effect to the borrowing of the March 2017 Refinancing Term Loans, no Event of Default shall have occurred and be continuing;

(iii)                               the representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of the Refinancing Draw Date (and, for the avoidance of doubt, including in respect of each Fourth Amendment Loan Document) with the same effect as though made on and as of such date, except to the extent such representation and warranties expressly relate to an earlier date, in which case, such representation and warranties shall be true and correct in all material respects (or in all respects to the extent qualified by materiality or Material Adverse Effect) on and as of such earlier date; and

(iv)                              the Administrative Agent shall have received (x) a notice of such borrowing as required by Section 2.03 of the Credit Agreement and (y) a certificate, dated as of the Refinancing Draw Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions precedent set forth in Sections 3(b)(ii) and (iii) hereof.

4.                                      Notices.  All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement.  Notices and other communications to the each Additional Lender shall be delivered to the address, facsimile number, electronic mail address or telephone number as set forth below such Additional Lender’s name on the signature pages hereto or at such other address as may be designated by such Additional Lender in a written notice from time to time to the Borrower and the Administrative Agent.

5.                                      Entire Agreement.  As of the date hereof, this Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.

6.                                      Applicable Law.  THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE) BASED UPON OR ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

7.                                      Severability.  If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions.  The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.                                      Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

9.                                      Miscellaneous.  Except as amended or consented to hereby, the Credit Agreement and other Loan Documents remain unmodified and in full force and effect.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall constitute a Loan Document under the Credit Agreement and the other Loan Documents and, together with the other Loan Documents, constitute the entire agreement among the parties pertaining to the modification of the Loan Documents as herein provided and supersede any and all prior or contemporaneous agreements, promises and amendments relating to the subject matter hereof.  Except as expressly set forth herein, the Arrangers shall have no obligations, duties or responsibilities hereunder in their respective capacities as such.

10.                               Reaffirmation.  Subject to any limitation set forth in any Loan Document, each Loan Party hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party, (ii) ratifies and reaffirms each grant of a lien on, or security interest in, its property made pursuant to the Loan Documents (including, without limitation, the grant of security made by such Loan Party pursuant to the Security Documents) and confirms that such liens and security interests continue to secure the Obligations under the Loan Documents as amended and/or supplemented hereby (including, without limitation, all Obligations resulting from or incurred pursuant to the March 2017 Term Loan Commitments and the March 2017 Term Loans) and (iii) in the case of each Guarantor, ratifies and reaffirms its guaranty of the Obligations as amended hereby (including, without limitation, all Obligations resulting from or incurred pursuant to the March 2017 Term Loan Commitments and the March 2017 Term Loans) pursuant to the Facility Guaranty.

11.                               Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                                 the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising under any Loan Document which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b)                                 the effects of any Bail-in Action on any such liability, including, if applicable:

(i)                                     a reduction in full or in part or cancellation of any such liability;

(ii)                                  a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Amendment or any other Loan Document; or

(iii)                               the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

For the purposes of this Section 11 of this Amendment:

(a)                                 “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

(b)                                 “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

(c)                                  “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

(d)                                 “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

(e)                                  “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

(f)                                   “EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

(g)                                  “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

12.                               Arrangers.  Each of the Arrangers are named as such for recognition purposes only, and in their respective capacities as such shall have no duties, responsibilities or liabilities with respect to any Loan Document.  Without limitation of the foregoing, the Arrangers in their respective capacities as such shall not, by reason of this Amendment or any other Loan Document, have any fiduciary relationship in respect of any Lender, Loan Party or any other Person.  Section 9.05 (Expenses; Indemnity) of the Credit Agreement shall apply, mutatis mutandis, with respect to the Arrangers (and each Related Party thereof) as if Arrangers were Joint Lead Arrangers for purposes of such Section 9.05.

[Signature Pages to Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Amendment as of the date first mentioned above.

CSC HOLDINGS, LLC
as Borrower

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and
Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement]

1047 E 46TH STREET CORPORATION
151 S. FULTON STREET CORPORATION
2234 FULTON STREET CORPORATION
CABLEVISION LIGHTPATH CT LLC
CABLEVISION LIGHTPATH NJ LLC
CABLEVISION LIGHTPATH, INC.
CABLEVISION OF BROOKHAVEN, INC.
CABLEVISION OF LITCHFIELD, INC.
CABLEVISION OF WAPPINGERS FALLS, INC.
CABLEVISION SYSTEMS BROOKLINE CORPORATION
CABLEVISION SYSTEMS NEW YORK CITY CORPORATION
CSC ACQUISITION — MA, INC.
CSC ACQUISITION CORPORATION
CSC OPTIMUM HOLDINGS, LLC
CSC TECHNOLOGY, LLC
LIGHTPATH VOIP, LLC
NY OV LLC
OV LLC
WIFI CT-NJ LLC
WIFI NY LLC
A-R CABLE SERVICES — NY, INC.
CABLEVISION OF SOUTHERN WESTCHESTER, INC.
PETRA CABLEVISION CORP.
TELERAMA, INC.

By:	/s/ Charles Stewart
Name:	Charles Stewart
Title:	Vice President, Treasurer and
Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement]

CABLEVISION SYSTEMS BROOKLINE CORPORATION
Managing General Partner of
CABLEVISION OF OSSINING LIMITED PARTNERSHIP

By:	/s/ Charles Stewart
	Name:	Charles Stewart
	Title:	Vice President, Treasurer and
Chief Financial Officer

[Signature Page to Fourth Amendment to Credit Agreement]

JPMORGAN CHASE BANK, N.A.
as Additional Lender and Arranger

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Fourth Amendment to Credit Agreement]

GOLDMAN SACHS LENDING PARTNERS LLC

as Arranger

By:	/s/ Charles D. Johnnston
Name: Charles D. Johnston
Title: Authorized Signatory

[Signature Page to Fourth Amendment to Credit Agreement]

Consented to by:

JPMORGAN CHASE BANK, N.A.

as Administrative Agent

By:	/s/ Tina Ruyter
Name: Tina Ruyter
Title: Executive Director

[Signature Page to Fourth Amendment to Credit Agreement]

Schedule 1A

Lender/ Additional Lender	March 2017 Incremental Term Loan Commitment
JPMorgan Chase Bank, N.A.	$500,000,000.00

Schedule 1B

Lender/ Additional Lender	March 2017 Refinancing Term Loan Commitment
JPMorgan Chase Bank, N.A.	$339,835,411.57

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

1199SEIU Health Care Employees Pension Fund, as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

1828 CLO Ltd., as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

3i GLOBAL FLOATING RATE INCOME LIMITED, as a Term Loan Lender
By: 3i Debt Management US LLC,
as the US Investment Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  3i Debt Management US LLC, as the US Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

3i US Senior Loan Fund, L.P., as a Term Loan Lender
By: 3i Debt Management US, LLC, as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  3i Debt Management US, LLC, as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

5180-2 CLO LP, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

A Voce CLO, Ltd., as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AAA Life Insurance Company, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ABR Reinsurance LTD., as a Term Loan Lender
By: BlackRock Financial Management, Inc., its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ABS Loans 2007 Limited, a subsidiary of Goldman Sachs Institutional Funds II PLC, as a Term Loan Lender

By:	/s/ Jean Joseph
	Name:	Jean Joseph
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Goldman Sachs Trust on behalf of the Goldman Sachs High Yield Floating Rate Fund
By: Goldman Sachs Asset Management, L.P. as investment advisor and not as principal, as a Term Loan Lender

By:	/s/ Jean Joseph
	Name:	Jean Joseph
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Goldman Sachs Trust — Goldman Sachs Income Builder Fund
By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Term Loan Lender

By:	/s/ Jean Joseph
	Name:	Jean Joseph
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Goldman Sachs Lux Investment Funds for the benefit of Goldman Sachs High Yield Floating Rate Portfolio (Lux)
By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Term Loan Lender

By:	/s/ Jean Joseph
	Name:	Jean Joseph
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Goldman Sachs Funds SICAV for the benefit of Goldman Sachs Global Income Builder Portfolio
By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Term Loan Lender

By:	/s/ Jean Joseph
	Name:	Jean Joseph
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Bank Strategic U.S. Income and Growth Fund
By: Goldman Sachs Asset Management, L.P. solely as its investment advisor and not as principal, as a Term Loan Leder

By:	/s/ Jean Joseph
	Name:	Jean Joseph
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ACIS CLO 2014-5, Ltd., as a Term Loan Lender
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Acis Capital Management, L.P., its Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ACIS CLO 2015-6, Ltd., as a Term Loan Lender
By: Acis Capital Management, L.P., its Portfolio Manager

By:	/s/ Carter Chism
	Name:	Carter Chism
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Acis Capital Management, L.P., its Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Adams Mill CLO Ltd., as a Term Loan Lender
By: Shenkman Capital Management, Inc.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Shenkman Capital Management, Inc.,as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Advanced Series Trust -AST Western Asset Core Plus Bond Portfolio, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AEGIS Electric and Gas International Services, Ltd., as a Term Loan Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AGF Floating Rate Income Fund, as a Term Loan Lender
By: Eaton Vance Management as Portfolio Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Eaton Vance Management as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AIG Flexible Credit Fund, as a Term Loan Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AIMCO CLO, Series 2014-A, as a Term Loan Lender

By:	/s/ Kyle Roth
	Name:	Kyle Roth
	Title:	Authorized Signatory

By:	/s/ Mark D. Pittman
	Name:	Mark D. Pittman
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Allstate Investment Management Company, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AIMCO CLO, Series 2015-A, as a Term Loan Lender

By:	/s/ Kyle Roth
	Name:	Kyle Roth
	Title:	Authorized Signatory

By:	/s/ Mark D. Pittman
	Name:	Mark D. Pittman
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Allstate Investment Management Company, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Allstate Insurance Company, as Term Loan Lender

By:	/s/ Kyle Roth
	Name:	Kyle Roth
	Title:	Authorized Signatory

By:	/s/ Mark D. Pittman
	Name:	Mark D. Pittman
	Title:	Authorized Signatory

Name of Fund Manager (if any): N/A

CASHLESS SETTLEMENT FORM

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AllianceBernstein Institutional Investments -AXA High Yield Loan II Portfolio, as a Term Loan Lender
By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Cory Scofield
	Name:	Cory Scofield
	Title:	AVP — Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  AllianceBernstein L.P., as Investment Advisor

CASHLESS SETTLEMENT FORM

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AllianceBernstein Institutional Investments -AXA High Yield Loan II Portfolio, as a Term Loan Lender
By: AllianceBernstein L.P., as Investment Advisor

By:	/s/ Cory Scofield
	Name:	Cory Scofield
	Title:	AVP — Corporate Actions

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  AllianceBernstein L.P., as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Allied World Assurance Company, Ltd., as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM V, Ltd., as a Term Loan Lender
By: Apollo Credit Management (CLO), LLC, as Collateral
Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM VI, Ltd., as a Term Loan Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM VIII, Ltd., as a Term Loan
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM XI, Ltd., as a Term Loan Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joseph Moroney
	Name:	Joseph Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM XII, Ltd., as a Term Loan Lender
By: Apollo Credit Management (CLO), LLC,
as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM XIV, Ltd., as a Term Loan Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM XIX, Ltd., as a Term Loan Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM XVI Ltd., as a Term Loan Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM XVII, Ltd., as a Term Loan Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ALM XVIII, LTD., as a Term Loan Lender
By: Apollo Credit Management (CLO), LLC, as Collateral Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (CLO), LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AMADABLUM US Leveraged Loan Fund a Series Trust of Global Multi Portfolio Investment Trust, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

American Beacon Crescent Short Duration High Income Fund, as a Term Loan Lender
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its sub-adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

American General Life Insurance Company, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

American Home Assurance Company, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ameriprise Certificate Company, as a Term Loan Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Anchorage Capital CLO 2012-1, Ltd., as a Term Loan Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissas Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Anchorage Capital Group, L.L.C., its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Anchorage Capital CLO 5, Ltd., as a Term Loan Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissas Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Anchorage Capital Group, L.L.C., its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Anchorage Capital CLO 6, Ltd., as a Term Loan Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissas Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Anchorage Capital Group, L.L.C., its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Anchorage Capital CLO 7, Ltd., as a Term Loan Lender
BY: Anchorage Capital Group, L.L.C., its Investment Manager

By:	/s/ Melissas Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Anchorage Capital Group, L.L.C., its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Anchorage Capital CLO 8, Ltd., as a Term Loan Lender
BY: Anchorage Capital Group, L.L.C., its Collateral Manager

By:	/s/ Melissas Griffiths
	Name:	Melissa Griffiths
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Anchorage Capital Group, L.L.C., its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Annisa CLO, Ltd., as a Term Loan Lender
By: Invesco RR Fund L.P. as Collateral Manager
By: Invesco RR Associates LLC, as general partner
By: Invesco Senior Secured Management, Inc. as sole member

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Invesco RR Fund L.P. as Collateral Manager

By: Invesco RR Associates LLC, as general partner

By: Invesco Senior Secured Management, Inc. as sole member

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XIV, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XIX, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XV, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Its Collateral Manager CVC Credit Partners,

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XVI, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY:	Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XVII, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY:	Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XVIII, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY:	Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XX, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY:	Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XXI, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY:	Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XXII, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY:	Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XXIII, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY:	Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APIDOS CLO XXIV, as a Term Loan Lender
BY: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY:	Its Collateral Manager CVC Credit Partners, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

APOLLO AF LOAN TRUST 2012, as a Term Loan Lender
BY: Apollo Credit Management (Senior Loans) II, LLC, as Portfolio Manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Apollo Credit Management (Senior Loans) II, LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Apollo Credit Funding III Ltd., as a Term Loan Lender
By: Apollo ST Fund Management LLC, its investment manager

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Apollo ST Fund Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Apollo Credit Funding IV Ltd., as a Term Loan Lender
By: Apollo ST Fund Management LLC, its collateral manager.

By:	/s/ Joseph Glatt
	Name:	Joseph Glatt
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Apollo ST Fund Management LLC, its collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES ENHANCED CREDIT OPPORTUNITIES FUND II LTD., as a Term Loan Lender
BY: ARES ENHANCED CREDIT OPPORTUNITIES
INVESTMENT MANAGEMENT II, LLC, ITS INVESTMENT MANAGER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: ARES ENHANCED CREDIT OPPORTUNITIES INVESTMENT MANAGEMENT II, LLC, ITS INVESTMENT MANAGER

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ares Multi-Strategy Credit Fund V (H), L.P., as a Term Loan Lender
BY: Ares MSCF V (H) Management LLC, its Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Ares MSCF V (H) Management LLC, its Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES STRATEGIC INVESTMENT PARTNERS (L) LTD., as a Term Loan Lender
BY: ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS ITS MANAGER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS ITS MANAGER

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ares XL CLO Ltd., as a Term Loan Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management II LLC, its asset manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES XXIX CLO LTD., as a Term Loan Lender
By: Ares CLO Management XXIX, L.P., its Asset Manager
By: Ares CLO GP XXIX, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management XXIX, L.P., its Asset Manager

By:  Ares CLO GP XXIX, LLC, its General Partner

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES XXXI CLO LTD., as a Term Loan Lender
By: Ares CLO Management XXXI, L.P., its Portfolio Manager
By: Ares Management, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management XXXI, L.P., its Portfolio Manager

By:  Ares Management, LLC, its General Partner

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES XXXII CLO LTD., as a Term Loan Lender
By: Ares CLO Management XXXII, L.P., its asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management XXXII, L.P., its Asset Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES XXXIII CLO LTD., as a Term Loan Lender
By: Ares CLO Management XXXIII, L.P., its asset Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management XXXIII, L.P., its Asset Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES XXXIV CLO LTD., as a Term Loan Lender
By: Ares CLO Management LLC, its collateral manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management LLC, its collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES XXXIX CLO LTD., as a Term Loan Lender
By: Ares CLO Management II LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management II LLC, its asset manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES XXXV CLO LTD., as a Term Loan Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management LLC, its asset manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES XXXVII CLO LTD., as a Term Loan Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management LLC, its asset manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ARES XXXVIII CLO LTD., as a Term Loan Lender
By: Ares CLO Management LLC, its asset manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares CLO Management II LLC, its asset manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Argo Re Ltd., as a Term Loan Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P.

Its:  Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Argonaut Insurance Company, as a Term Loan Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P.

Its:  Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ascension Alpha Fund, LLC, as a Term Loan Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Pioneer Institutional Asset Management, Inc.

As its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ascension Health Master Pension Trust, as a Term Loan Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Pioneer Institutional Asset Management, Inc.

As its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ASF1 Loan Funding LLC, as a Term Loan Lender
By: Citibank, N.A.,

By:	/s/ Cynthia Gonzalvo
	Name:	Cynthia Gonzalvo
	Title:	Associate Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Citibank, N.A.,

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ASIP (HOLDCO) IV S.A.R.L., as a Term Loan Lender
BY: ASIP OPERATING MANAGER IV LLC, ITS
INVESTMENT MANAGER

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  ASIP OPERATING MANAGER IV LLC, ITS INVESTMENT MANAGER

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Associated Electric & Gas Insurance Services Limited, as a Term
Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC.,
as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Associated Electric & Gas Insurance Services Limited, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ATLAS SENIOR LOAN FUND IV, LTD., as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ATLAS SENIOR LOAN FUND V, LTD., as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ATLAS SENIOR LOAN FUND VI, LTD., as a Term Loan Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ATRIUM XI, as a Term Loan Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ATRIUM XII, as a Term Loan Lender BY: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AUCARA HEIGHTS INC, as a Term Loan Lender By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its sub-adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AUSTRALIANSUPER, as a Term Loan Lender

By:  Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Management Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. in its capacity as trustee of AustralianSuper

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Auto Club Life Insurance Company, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Automobile Club of Southern California Life Insurance Company, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Avery Point IV CLO, Limited, as a Term Loan Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Bain Capital Credit, LP, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Avery Point V CLO, Limited, as a Term Loan Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Bain Capital Credit, LP, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Avery Point VI CLO, Limited, as a Term Loan Lender By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Bain Capital Credit, LP, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

B&M CLO 2014-1 Ltd., as a Term Loan Lender

By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Battalion CLO IV Ltd., as a Term Loan Lender
BY: BRIGADE CAPITAL MANAGEMENT LP As Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  BRIGADE CAPITAL MANAGEMENT LP As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Battalion CLO IX Ltd., as a Term Loan Lender
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Brigade Capital Management, LP as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Battalion CLO V Ltd., as a Term Loan Lender
By: BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Battalion CLO VI Ltd., as a Term Loan Lender
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Brigade Capital Management, LP as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Battalion CLO VII Ltd., as a Term Loan Lender
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Brigade Capital Management, LP as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Battalion CLO VIII Ltd., as a Term Loan Lender
By: Brigade Capital Management, LP as Collateral Manager

By:	/s/ James Keogh
	Name:	James Keogh
	Title:	Operations Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BRIGADE CAPITAL MANAGEMENT, LP as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BayernInvest Alternative Loan-Funds, as a Term Loan Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Voya Investment Management Co. LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BayernInvest Kapitalanlagegesellschaft mbH for BayernInvest Alternative Loan-Fonds, as a Term Loan Lender
BY: Neuberger Berman Investment Advisers LLC as Investment Manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Neuberger Berman Investment Advisers LLC as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BCBSM, Inc., as a Term Loan Lender
BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  KKR Its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BEACH POINT LOAN MASTER FUND, L.P., as a Term Loan Lender
BY: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith
	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Beach Point Capital Management LP its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Beach Point SCF IX Loan LP., as a Term Loan Lender
BY: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith
	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Beach Point Capital Management LP its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BEACH POINT SCF Loan LP, as a Term Loan Lender
BY: Beach Point Capital Management LP its Investment Manager

By:	/s/ Carl Goldsmith
	Name:	Carl Goldsmith
	Title:	Co-Chief Investment Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Beach Point Capital Management LP its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BEACHHEAD CREDIT OPPORTUNITIES LLC,
as a Term Loan Lender
By: Pioneer Institutional Asset Management, Inc.
As its adviser

By:	/s/ Christine Woodhouse
	Name:	Christine Woodhouse
	Title:	General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  Beachhead Capita Management

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Beazley Furlonge Limited, as a Term Loan Lender
BY: Beazley Furlonge Limited, as managing agent of Syndicate 2623, acting by HPS Investment Partners, LLC, as attorney-in-fact

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	SeniorVice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Beazley Furlonge Limited, as managing agent of Syndicate 2623, acting by HPS Investment Partners, LLC, as attorney-in-fact

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO I, Ltd., as a Term Loan Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO III, Ltd., as a Term Loan Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO IV, Ltd., as a Term Loan Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO IX, Ltd., as a Term Loan Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO V, Ltd., as a Term Loan Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO VI, Ltd., as a Term Loan Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO VII, Ltd., as a Term Loan Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO VIII, Ltd., as a Term Loan Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Benefit Street Partners CLO X, Ltd., as a Term Loan Lender

By:	/s/ Todd Marsh
	Name:	Todd Marsh
	Title:	Authorized Signer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BENTHAM WHOLESALE SYNDICATED LOAN FUND, as a Term Loan Lender
By:  Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bethesda Funding LLC, as a Term Loan Lender

By:	/s/ John Grant
	Name:	John Grant
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Rockville Funding LLC, as a Term Loan Lender

By:	/s/ John Grant
	Name:	John Grant
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Betony CLO, Ltd., as a Term Loan Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bighorn River Trading, LLC, as a Term Loan Lender By: SunTrust Bank, as manager

By:	/s/ Karen Weich
	Name:	Karen Weich
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  SunTrust Bank, as manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Birchwood Park CLO, Ltd., as a Term Loan Lender By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Tomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BJC Pension Plan Trust, as a Term Loan Lender
BY: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authroized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GSO Capital Advisors LLC, its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Black Diamond CLO 2012-1 Ltd., as a Term Loan Lender
BY: Black Diamond CLO 2012-1 Adviser, L.L.C.
As its Portfolio Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Black Diamond CLO 2012-1 Adviser, L.L.C.  As its Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Black Diamond CLO 2013-1 Ltd., as a Term Loan Lender
BY: Black Diamond CLO 2013-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Black Diamond CLO 2013-1 Adviser, L.L.C.  As its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Black Diamond CLO 2014-1 Ltd., as a Term Loan Lender
BY: Black Diamond CLO 2014-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Black Diamond CLO 2014-1 Adviser, L.L.C.  As its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Black Diamond CLO 2016-1 Ltd., as a Term Loan Lender
BY: Black Diamond CLO 2016-1 Adviser, L.L.C.
As its Collateral Manager

By:	/s/ Stephen H. Deckoff
	Name:	Stephen H. Deckoff
	Title:	Managing Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Black Diamond CLO 2016-1 Adviser, L.L.C.  As its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Credit Strategies Income Fund of BlackRock Funds II, as a Term Loan Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Advisors, LLC, its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Debt Strategies Fund, Inc., as a Term Loan Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  BlackRock Financial Management, Inc., its Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Floating Rate Income Strategies Fund, Inc., as a Term Loan Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  BlackRock Financial Management, Inc., its Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Floating Rate Income Trust, as a Term Loan Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Advisors, LLC, its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Funds II, BlackRock Floating Rate Income Portfolio, as a Term Loan Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Advisors, LLC, its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Funds II, BlackRock Multi-Asset Income Portfolio, as a Term Loan Lender
By: BlackRock Advisors, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Advisors, LLC, its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Global Investment Series: Income Strategies Portfolio, as a Term Loan Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Finanacial Management, Inc., its Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Global Long/Short Credit Fund of BlackRock Funds, as a Term Loan Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Finanacial Management, Inc., its Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Limited Duration Income Trust, as a Term Loan Lender
BY: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Ron Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Finanacial Management, Inc., its Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlackRock Senior Floating Rate Portfolio, as a Term Loan Lender
By: BlackRock Investment Management, LLC, its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Finanacial Management, LLC, its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Blackstone / GSO Secured Trust Ltd., as a Term Loan Lender
BY: GSO / Blackstone Debt Funds Management LLC as Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  BY:  GSO / Blackstone Debt Funds Management LLC as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Blackstone / GSO Senior Loan Portfolio., as a Term Loan Lender
BY: GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authrized Signatory

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  BY:  GSO / Blackstone Debt Funds Management LLC as Sub-Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Blackstone GSO U.S. Loan Funding Limited, as a Term Loan
Lender

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BLACKSTONE TREASURY ASIA PTE. LTD, as a Term Loan Lender
BY: GSO Capital Advisors LLC,
its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authrized Signatory

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  BY:  GSO Capital Advisors LLC, its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BLACKSTONE TREASURY SOLUTIONS MASTER FUND L.P., as a Term Loan Lender
By: GSO Capital Advisors LLC, its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  BY:  GSO Capital Advisors LLC its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BLT 14 LLC, as a Term Loan Lender

By:	/s/ Robert Healey
	Name:	Robert Healey
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Blue Cross and Blue Shield of Florida, Inc., as a Term Loan Lender
BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Guggenheim Partners Investment Management, LLC as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Blue Cross of Idaho Health Service, Inc., as a Term Loan Lender
By: Seix Investment Advisors LLC, as Investment Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Seix Investment Advisors LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlueBay Global Multi-Asset Credit Investments (Luxembourg) S.A., as a Term Loan Lender
BlueBay Asset Management LLP acting as agent for:
BlueBay Global Multi-Asset Credit Investments (Luxembourg) S.A.

By:	/s/ Kevin Webb
	Name:	Kevin Webb
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BlueBay Asset Management LLP acting as agent for:

BlueBay Global Multi-Asset Credit Investments (Luxembourg) S.A.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlueBay High Income Loan Investments (Luxembourg) S.A., as a Term Loan Lender
BlueBay Asset Management LLP acting as agent for:BlueBay High Income Loan Investments (Luxembourg) S.A.

By:	/s/ Kevin Webb
	Name:	Kevin Webb
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BlueBay Asset Management LLP acting as agent for:

BlueBay Global Multi-Asset Credit Investments (Luxembourg) S.A.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlueBay Structured Funds: Global High Income Loan Fund, as a Term Loan Lender
BlueBay Asset Management LLP acting as agent for:BlueBay Structured Funds: Global High Income Loan Fund

By:	/s/ Kevin Webb
	Name:	Kevin Webb
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BlueBay Asset Management LLP acting as agent for:

BlueBay Structured Funds:  Global High Income Loan Fund

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bluemountain CLO 2013-1 LTD., as a Term Loan Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.

ITS COLLATERAL MANAGER

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bluemountain CLO 2013-4 LTD., as a Term Loan Lender
BY: BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.
ITS COLLATERAL MANAGER

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  BLUEMOUNTAIN CAPITAL MANAGEMENT, LLC.

ITS COLLATERAL MANAGER

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bluemountain CLO 2014-2 LTD., as a Term Loan Lender

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bluemountain CLO 2016-1 LTD., as a Term Loan Lender
Bluemountain Capital Management, LLC.

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Bluemountain Capital Management, LLC.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BlueMountain CLO 2016-3 Ltd, as a Term Loan Lender

By:	/s/ Ellen Brooks
	Name:	Ellen Brooks
	Title:	Operations Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BOC Pension Investment Fund, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Attorney in Fact

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Attorney in Fact

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bowman Park CLO, Ltd., as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Bristol Park CLO, Ltd, as a Term Loan Lender

By:	/s/ Thomas Iannarone
	Name:	Iannarone, Thomas
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Brookside Mill CLO Ltd., as a Term Loan Lender
By: Shenkman Capital Management, Inc.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Shenkman Capital Management, Inc., as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BRYCE FUNDING, as a Term Loan Lender

By:	/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

BSG Fund Management B.V. on behalf of the Stichting Blue Sky Active Fixed Income US Leveraged Loan Fund, as a Term Loan Lender
By THL Credit Senior Loan

Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By THL Credit Senior Loan Strategies LLC, as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Burnham Park CLO, Ltd., as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

California State Teachers’ Retirement System, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CALIFORNIA STATE TEACHERS’ RETIREMENT SYSTEM, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

California Street CLO XII, Ltd., as a Term Loan Lender
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Canyon Capital CLO 2012-1 Ltd., as a Term Loan Lender
BY: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Canyon Capital Advisors, its Asset Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Canyon Capital CLO 2014-1 Ltd., as a Term Loan Lender
BY: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Canyon Capital Advisors, its Asset Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Canyon Capital CLO 2014-2 Ltd., as a Term Loan Lender
BY: Canyon Capital Advisors, its Asset Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Canyon Capital Advisors, its Asset Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Canyon Capital CLO 2015-1 Ltd., as a Term Loan Lender
By: Canyon Capital Advisors LLC,
a Delaware limited liability company, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Canyon Capital Advisors LLC, a Delaware limited liability company, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Canyon Capital CLO 2016-1 Ltd., as a Term Loan Lender
By: Canyon Capital Advisors LLC,
its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Canyon CLO Advisors LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Canyon Capital CLO 2012-1 Ltd., as a Term Loan Lender
Canyon CLO Advisors LLC, its Collateral Manager

By:	/s/ Jonathan M. Kaplan
	Name:	Jonathan M. Kaplan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Canyon CLO Advisors LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CARE Super, as a Term Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2012-3, Ltd., as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2012-4, Ltd., as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2013-4, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2014-1, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2014-2, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2014-3, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2014-4, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2014-5, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2015-1, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2015-2, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2015-3, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2015-4, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2015-5, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2016-1, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Carlyle Global Market Strategies CLO 2016-3, Ltd.,
as a Term Loan Lender

By:	/s/ Linda Pace
	Name:	Linda Pace
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Catamaran CLO 2014-1 Ltd., as a Term Loan Lender
By: Trimaran Advisors, L.L.C.

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Trimaran Advisors, L.L.C.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Catamaran CLO 2014-2 Ltd., as a Term Loan Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Catamaran CLO 2015-1 Ltd., as a Term Loan Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Catamaran CLO 2016-1 Ltd., as a Term Loan Lender

By:	/s/ Daniel Gilligan
	Name:	Daniel Gilligan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Caterpillar Inc. Investment Trust, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Caterpillar Inc. Master Retirement Trust, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cavalry CLO IV, Ltd., as a Term Loan Lender
By: Bain Capital Credit, LP, as Collateral Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cedar Funding III CLO, Ltd., as a Term Loan Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director-Settlements

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cedar Funding IV CLO, Ltd., as a Term Loan Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director-Settlements

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cedar Funding V CLO, Ltd., as a Term Loan Lender
By: AEGON USA Investment Management, LLC, as its Portfolio Manager

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director-Settlements

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  AEGON USA Investment Management, LLC, as its Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cent CLO 18 Limited, as a Term Loan Lender
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Columbia Management Investment Advisers, LLC As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cent CLO 19 Limited, as a Term Loan Lender
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Columbia Management Investment Advisers, LLC As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cent CLO 20 Limited, as a Term Loan Lender
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Columbia Management Investment Advisers, LLC As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cent CLO 21 Limited, as a Term Loan Lender
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Columbia Management Investment Advisers, LLC As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cent CLO 22 Limited, as a Term Loan Lender
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Columbia Management Investment Advisers, LLC As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cent CLO 23 Limited, as a Term Loan Lender
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Columbia Management Investment Advisers, LLC As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cent CLO 24 Limited, as a Term Loan Lender
BY: Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Columbia Management Investment Advisers, LLC As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CFIP CLO 2014-1, Ltd., as a Term Loan Lender
By: Chicago Fundamental lnvestment Partners, LLC, as Investment Manager for CFIP CLO 2014-1, Ltd.,

By:	/s/ David C. Dieffenbacher
	Name:	David C. Dieffenbacher
	Title:	Principal & Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Christian Super, as a Term Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CITIBANK, N.A. as a Term Loan Lender

By:	/s/ Brian S. Boyles
	Name:	Brian S. Broyles
	Title:	Attorney-In-Fact

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

City National Rochdale Fixed Income Opportunities Fund, as a Term Loan Lender
By: Seix Investment Advisors LLC, as Subadviser

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Seix Investment Advisors LLC, as Subadviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

City of New York Group Trust, as a Term Loan Lender
BY: The Comptroller of the City of New York
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  The Comptroller of the City of New York

By:  Guggenheim Partners Investment Management, LLC as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

City of New York Group Trust, as a Term Loan Lender

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

City of New York Group Trust, as a Term Loan Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GoldenTree Asset Management, L.P.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CLOCKTOWER US SENIOR LOAN FUND, a series trust of MYL Global Investment Trust, as a Term Loan Lender By: Credit Suisse Asset Management, LLC, the investment manager for Brown Brothers Harriman Trust Company (Cayman) Limited, the Trustee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

By:	/s/ Thomas Flannery
	Name:	Tomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, the investment manager for Brown
Brothers Harriman Trust Company (Cayman) Limited, the Trustee for Clocktower US Senior Loan Fund, a series trust of MYL Global Investment Trust

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cole Park CLO, Ltd., as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Collective Trust High Yield Fund, as a Term Loan Lender
By: Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Alcentra NY, LLC, as investment advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Columbia Floating Rate Fund, a series of Columbia Funds Series Trust II, as a Term Loan Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Columbia Funds Variable Series Trust II -Variable Portfolio -Eaton Vance Floating-Rate Income Fund, as a Term Loan Lender
BY: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

COMMONWEALTH OF PENNSYLVANIA TREASURY DEPARTMENT, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as investment adviser

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as investment adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Consumer Program Administrators, Inc, as a Term Loan Lender
By: BlackRock Financial Management, Inc. its Investment

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc. its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

COPPERHILL LOAN FUND I, LLC, as a Term Loan Lender
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Credit Suisse Asset Management, LLC, as investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Covenant Credit Partners CLO II, LTD as a Term Loan Lender

By:	/s/ Martin Wai
	Name:	Martin Wai
	Title:	Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as investment advisor

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as investment advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Credit Suisse Floating Rate Trust, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as its investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as its investment advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CREDIT SUISSE NOVA (LUX), as a Term Loan Lender
By: Credit Suisse Asset Management, LLC or Credit Suisse Asset Management Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit Suisse Nova (Lux)

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC or Credit Suisse Asset Management

Limited, each as Co-Investment Adviser to Credit Suisse Fund Management S.A., management company for Credit

Suisse Nova (Lux)

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CREDIT SUISSE SENIOR LOAN INVESTMENT UNIT TRUST (for Qualified Institutional Investors Only), as a Term Loan Lender
BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Credit Suisse Asset Management, LLC, as investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Credos Floating Rate Fund LP, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as General Partner

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Crescent Capital High Income Fund B L.P., as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CRESCENT CAPITAL HIGH INCOME FUND L.P., as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Crescent Senior Secured Floating Rate Loan Fund, LLC, as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CSAA Insurance Exchange, as a Term Loan Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P.

Its:  Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

CSAA Insurance Exchange, as a Term Loan Lender

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Cumberland Park CLO Ltd., as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC

as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Dakota Truck Underwriters, as a Term Loan Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DaVinci Reinsurance Ltd., as a Term Loan Lender
BY: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Guggenheim Partners Investment Management, LLC as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DaVinci Reinsurance Ltd., as a Term Loan Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Denali Capital CLO XII, Ltd., as a Term Loan Lender
BY: Crestline Denali Capital, L.P., col

By:	/s/ Kelli Marti
	Name:	Kelli Marti
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Crestline Denali Capital, L.P., collateral manager for DENALI CAPITAL CLO XII, LTD.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DEUTSCHE BANK AG NEW YORK BRANCH, as a Term Loan Lender

By:	/s/ Andrew MacDonald
	Name:	Andrew MacDonald
	Title:	Assistant Vice President

If a second signature is necessary:

By:	/s/ Howard Lee
	Name:	Howard Lee
	Title:	Assistant Vice President

Name of Fund Manager (if any):  N/A

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Deutsche Enhanced Commodity Strategy Fund, as a Term Loan Lender
By: Deutsche Investment Management Americas Inc.
Investment Advisor

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Thomas V. Kirby
	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

Name of Fund Manager (if any):  By:  Deutsche Investment Management Americas Inc.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Dorchester Park CLO Ltd., as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Investment Advisor to: DL Blue Diamond Fund, LLC, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Investment Advisor to: DoubleLine Core Fixed Income Fund, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Investment Advisor to: DoubleLine Flexible Income Fund, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Investment Advisor to: DoubleLine Floating Rate Fund, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Investment Advisor to: DoubleLine Shiller Enhanced CAPE, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Investment Advisor to: Louisiana State Employees’ Retirement System, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Investment Advisor to: Trustees of the Estate of Bernice Pauahi Bishop dba Kamehameha Schools, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Sub-Advisor to JNL/FPA + DoubleLine Flexible Allocation Fund, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Sub-Advisor to: JNL/DoubleLine Shiller Enhanced CAPE Fund, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Sub-Advisor to: SPDR DoubleLine Short Duration Total Return Tactical ETF, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Sub-Advisor to: Wilshire Mutual Funds, Inc. -Wilshire Income Opportunities Fund, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

DoubleLine Capital LP as Sub-Advisor to: State Street DoubleLine Total Return Tactical Portfolio, as a Term Loan Lender

By:	/s/ Peter Hwang
	Name:	Peter Hwang
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Dow Retirement Group Trust, as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Dryden 45 Senior Loan Fund, as a Term Loan Lender By: PGIM, Inc., as Collateral Manager

By:	/s/ Brian Juliano
	Name:	Brian Juliano
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Dunham Floating Rate Bond Fund, as a Term Loan Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

East West Bank, as a Term Loan Lender

By:	/s/ Andrew Maria
	Name:	Andrew Maria
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust
By: PPM America, Inc., as sub-advisor

By:	/s/ Chris Kappas

Chris Kappas

Managing Director

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eastspring Investments US Bank Loan Special Asset Mother Investment Trust [Loan Claim] By: PPM America, Inc., as Delegated Manager

By:	/s/ Chris Kappas

Chris Kappas

Managing Director

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL/PPM America Long Short Credit Fund, a series of Jackson Variable Series Trust By: PPM America, Inc, as Sub-Advisor

By:	/s/ Chris Kappas

Chris Kappas

Managing Director

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL/PPM America Strategic Income Fund, a series of JNL Strategic Income Fund LLC By: PPM America, Inc, as Sub-Advisor

By:	/s/ Chris Kappas

Chris Kappas

Managing Director

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL/PPM America Total Return Fund, a series of JNL Investors Series Trust By: PPM America, Inc, as Sub-Advisor

By:	/s/ Chris Kappas

Chris Kappas

Managing Director

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance CLO 2013-1 LTD., as a Term Loan Lender BY: Eaton Vance Management Portfolio Manage

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance CLO 2014-1 LTD., as a Term Loan Lender BY: Eaton Vance Management Portfolio Manage

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance CLO 2015-1 LTD., as a Term Loan Lender BY: Eaton Vance Management Portfolio Manage

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance Floating Rate Portfolio, as a Term Loan Lender BY: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Boston Management and Research as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance Floating-Rate Income Plus Fund, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Boston Management and Research as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance Floating-Rate Income Trust, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance Institutional Senior Loan Fund, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance International (Cayman Islands) Floating-Rate Income Portfolio, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance Limited Duration Income Fund, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance Loan Holding Limited, as a Term Loan Lender BY: Eaton Vance Management as Investment Manager

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance Senior Floating-Rate Trust, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance Senior Income Trust, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance Short Duration Diversified Income Fund, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance US Loan Fund 2016 a Series Trust of Global Cayman Investment Trust, as a Term Loan Lender By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Eaton Vance VT Floating-Rate Income Fund, as a Term Loan Lender BY: Eaton Vance Management as Investment Advisor

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ECP CLO 2014-6, LTD., as a Term Loan Lender By: Silvermine Capital Management LLC As Portfolio Manager

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Silvermine Capital Management LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ECP CLO 2015-7, LTD., as a Term Loan Lender

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Electronic Data Systems 1994 Pension Scheme, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Electronic Data Systems Retirement Plan, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Employees’ Retirement System of the State of Hawaii, as a Term Loan Lender
By:  Bradford & Marzec, LLC as Investment Advisor on behalf of the Employees’ Retirement System of the State of Hawaii, account number 17-14425/HIE52

By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Employees’ Retirement System of the State of Rhode Island, as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent
By:

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Endurance Investment Holdings Ltd., as a Term Loan Lender By: Guggenheim Partners Investment Management, LLC as Manager
By:

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ERIE INDEMNITY COMPANY, as a Term Loan Lender By: Credit Suisse Asset Management, LLC., as its investment manager
By:

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC., as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ERIE INSURANCE EXCHANGE, as a Term Loan Lender By: Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange
By:

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC., as its investment manager for Erie Indemnity Company, as Attorney-in-Fact for Erie Insurance Exchange

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ERSTE GROUP BANK AG, as a Term Loan Lender

By:	/s/ John Fay
	Name:	John Fay
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Patrick Kunkel
	Name:	Patrick Kunkel
	Title:	Managing Director

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

eSure — Insurance Limited, as a Term Loan Lender

By:	/s/ Krystle Walker
	Name:	Krystle Walker
	Title:	Associate Director -Settlements

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Apollo Trading LLC as a Term Loan Lender

By:	/s/ Tracey-Ann Scarlett
	Name:	Tracey-Ann Scarlett
	Title:	Assistant Vice President

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Everest Funding LLC as a Term Loan Lender

By:	/s/ Tracey-Ann Scarlett
	Name:	Tracey-Ann Scarlett
	Title:	Assistant Vice President

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Federated Bank Loan Core Fund, as a Term Loan Lender

By:	/s/ Steven Wagner
	Name:	Steven Wagner
	Title:	VP-Sr Analyst Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

FedEx Corporation Employees’ Pension Trust, as a Term Loan Lender
BlueBay Asset Management LLP acting as agent for:
FedEx Corporation Employees’ Pension Trust

By:	/s/ Kevin Webb
	Name:	Kevin Webb
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BlueBay Asset Management LLP acting as agent for:  FedEx Corporation Employees’ Pension Trust

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ballyrock CLO 2016-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Term Loan Lender

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ballyrock CLO 2014-1 Limited

By: Ballyrock Investment Advisors LLC, as Collateral Manager, as a Term Loan Lender

By:	/s/ Lisa Rymut
	Name:	Lisa Rymut
	Title:	Assistant Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Floating Rate High Income Fund

For Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Fund, as a Term Loan Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Variable Insurance Products Fund: Floating Rate High Income Portfolio, as a Term Loan Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Summer Street Trust: Fidelity Series Floating Rate High Income Fund, as a Term Loan Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Floating Rate High Income Investment Trust

For Fidelity Investments Canada ULC as Trustee of Fidelity Floating Rate High Income Investment Trust, as a Term Loan Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Income Fund: Fidelity Total Bond Fund, as a Term Loan Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Central Investment Portfolios LLC: Fidelity Floating Rate Central Fund, as a Term Loan Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Advisor Series I: Fidelity Advisor Floating Rate High Income Fund, as a Term Loan Lender

By:	/s/ Colm Hogan
	Name:	Colm Hogan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Advanced Series Trust-AST FI Pyramis Quantitative Portfolio

By: FIAM LLC as Investment Manager, as a Term Lender

By:	/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fidelity Qualifying Investor Funds Plc

By: FIAM LLC as Sub Advisor, as a Term Lender

By:	/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

FIAM Leveraged Loan, LP

By: FIAM LLC as Investment Manager, as a Term Lender

By:	/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

FIAM Floating Rate High Income Commingled Pool

By: Fidelity Institutional Asset Management Trust Company as Trustee, as a Term Lender

By:	/s/ Daniel Campbell
	Name:	Daniel Campbell
	Title:	VP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

FIGUEROA CLO 2013-2, LTD, as a Term Loan Lender
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

Name of Fund Manager (if any):  BY:  TCW Asset Management Company as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Figueroa CLO 2014-1, Ltd., as a Term Loan Lender
BY: TCW Asset Management Company as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

Name of Fund Manager (if any):  BY:  TCW Asset Management Company as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Investors Floating Rate Fund, as a Term Loan Lender

	By:	/s/ Lisa Leone
		Name:	Lisa Leone
		Title:	Senior Acct.

If a second signature is necessary:

	By:	/s/
		Name:	R.
		Title:	Senior Accountant

Name of Fund Manager (if any):	Muzinich

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Investors Fund for Income, as a Term Loan Lender

	By:	/s/
		Name:	R.
		Title:	Senior Accountant

If a second signature is necessary:

	By:	/s/ Lisa Leone
		Name:	Lisa Leone
		Title:	Senior Acct.

Name of Fund Manager (if any):	Muzinich

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Investors Life Series Fund for Income, as a Term Loan Lender

	By:	/s/ Lisa Leone
		Name:	Lisa Leone
		Title:	Senior Acct.

If a second signature is necessary:

	By:	/s/
		Name:	R.
		Title:	Senior Accountant

Name of Fund Manager (if any):	Muzinich

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Senior Floating Rate Income Fund II, as a Term Loan Lender
By: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: First Trust Advisors L.P., its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Senior Loan ETF (CAD-Hedged), as a Term Loan Lender
BY: First Trust Advisors L.P.

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: First Trust Advisors L.P.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Senior Loan Fund, as a Term Loan Lender
BY: First Trust Advisors L.P., its Investment Advisor

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: First Trust Advisors L.P., its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Short Duration High Income Fund, as a Term Loan Lender
BY: First Trust Advisors L.P., its investment manager

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: First Trust Advisors L.P., its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Short Duration High Yield Bond ETF (CAD-Hedged), as a Term Loan Lender
BY: First Trust Advisors L.P.

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: First Trust Advisors L.P.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

First Trust Tactical High Yield ETF, as a Term Loan Lender
By: First Trust Advisors L.P., its Investment Advisor

By:	/s/ Ryan Kommers
	Name:	Ryan Kommers
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: First Trust Advisors L.P., its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fixed Income Opportunities NB LLC, as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC, as Managing Member

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Neuberger Berman Investment Advisers LLC, as Managing Member

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Fixed Income Opportunities Nero, LLC, as a Term Loan Lender
By: BlackRock Financial Management Inc., Its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: BlackRock Financial Management Inc., Its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Flagship CLO VIII Ltd, as a Term Loan Lender
BY: Deutsche Investment Management Americas Inc. , As Interim Investment Manager

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Thomas V. Kirby
	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

Name of Fund Manager (if any): BY: Deutsche Investment Management Americas Inc., As Interim Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Flagship VII Limited, as a Term Loan Lender
BY: Deutsche Investment Management Americas Inc., As Investment Manager

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Thomas V. Kirby
	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

Name of Fund Manager (if any): BY: Deutsche Investment Management Americas Inc., As Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Floating Rate Loan Fund, a series of 525 Market Street Fund, LLC, as a Term Loan Lender by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): by: Wells Capital Management, as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Florida Power & Light Company, as a Term Loan Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ford Motor Company Defined Benefit Master Trust, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

FORTRESS CREDIT BSL LIMITED, as a Term Loan Lender
BY: FC BSL CM LLC, its collateral manager

By:	/s/ David Prael
	Name:	David Prael
	Title:	Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: FC BSL CM LLC, its collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Four Points Multi-Strategy Master Fund Inc. (Loan Account), as a Term Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Loan Account

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager for the Loan Account

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

G.A.S. (Cayman) Limited, as Trustee on behalf of Octagon Joint Credit Trust Series I (and not in its individual capacity), as a Term Loan Lender
BY: Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Octagon Credit Investors, LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Germania Farm Mutual Insurance Association, as a Term Loan Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Geveran Investments Limited, as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

GLG Ore Hill CLO 2013-1, LTD., as a Term Loan Lender

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Global-Loan SV S.Ã r.l., as a Term Loan Lender Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): Executed by Alcentra Limited as Portfolio Manager, and Alcentra NY, LLC as Sub-Manager, for and on behalf of Global-Loan SV Sarl

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

GoldenTree Loan Opportunities IX, Limited, as a Term Loan Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: GoldenTree Asset Management, LP

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

GoldenTree Loan Opportunities VIII, Limited, as a Term Loan Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: GoldenTree Asset Management, LP

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

GOLDENTREE LOAN OPPORTUNITIES X, LIMITED, as a Term Loan Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: GoldenTree Asset Management, LP

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

GOLDENTREE LOAN OPPORTUNITIES XI, LIMITED, as a Term Loan Lender
By: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: GoldenTree Asset Management, LP

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Grippen Park CLO, Ltd., as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Iannarone, Thomas
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager to Warehouse Parent, Ltd.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

VICTORY FLOATING RATE FUND, as a Term Loan Lender

By:	/s/ John Blaney
	Name:	John Blaney
	Title:	Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PARK AVENUE INSTITUTIONAL ADVISERS CLO LTD. 2016-1, as a Term Loan Lender

By:	/s/ John Blaney
	Name:	John Blaney
	Title:	Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC., as a Term Loan Lender

By:	/s/ John Blaney
	Name:	John Blaney
	Title:	Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA, as a Term Loan Lender

By:	/s/ John Blaney
	Name:	John Blaney
	Title:	Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Guggenheim Funds Trust -Guggenheim Floating Rate Strategies Fund, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Guggenheim Loan Master Fund, Ltd, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Guggenheim U.S. Loan Fund, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Guggenheim U.S. Loan Fund II, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Guggenheim U.S. Loan Fund III, as a Term Loan Lender
By: Gugguggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Gugguggenheim Partners Investment Management, LLC as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Guggenheim Variable Funds Trust -Series F (Floating Rate Strategies Series), as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Investment Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

GuideStone Funds Flexible Income Fund, as a Term Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Guidestone Funds Global Bond Fund, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Halcyon Dynamic Credit Fund II LP, as a Term Loan Lender
BY: Halcyon Loan Investment Management LLC, its Investment Manager

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Halcyon Loan Investment Management LLC, its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hallmark Insurance Company as a Term Loan Lender

By:	/s/ Chris Kenny
	Name:	Chris Kenny
	Title:	SVP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hallmark Speciality Insurance Company as a Term Loan Lender

By:	/s/ Chris Kenny
	Name:	Chris Kenny
	Title:	SVP

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hand Composite Employee Benefit Trust, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hartford Multi-Asset Income Fund, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hastings Mutual Insurance Company, as a Term Loan Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Health Employees Superannuation Trust Australia, as a Term Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Health Net of California, Inc., as a Term Loan Lender
BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GoldenTree Asset Management, L.P.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Highbridge Loan Management 2013-2, Ltd., as a Term Loan Lender
By: HPS Investment Partners, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  HPS Investment Partners, LLC, Its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Highbridge Loan Management 3-2014, Ltd., as a Term Loan Lender
By: HPS Investment Partners, LLC, Its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  HPS Investment Partners, LLC, Its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Highbridge Loan Management 4-2014, Ltd., as a Term Loan Lender
By: HPS Investment Partners , LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  HPS Investment Partners , LLC As the Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Highbridge Loan Management 5-2015, Ltd., as a Term Loan Lender
By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  HPS Investment Partners, LLC As the Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Highbridge Loan Management 6-2015, Ltd., as a Term Loan Lender
By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  HPS Investment Partners, LLC As the Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Highbridge Loan Management 7-2015, Ltd., as a Term Loan Lender
By: HPS Investment Partners, LLC, its Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  HPS Investment Partners, LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Highbridge Loan Management 8-2016, Ltd., as a Term Loan Lender
By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  HPS Investment Partners, LLC As the Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Highmark Inc., as a Term Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hildene CLO I Ltd, as a Term Loan Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
	Name:	David Prael
	Title:	Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  CF H-BSL MANAGEMENT LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hildene CLO II Ltd, as a Term Loan Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
	Name:	David Prael
	Title:	Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  CF H-BSL MANAGEMENT LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Hildene CLO III Ltd, as a Term Loan Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
	Name:	David Prael
	Title:	Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  CF H-BSL MANAGEMENT LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

HILDENE CLO IV, Ltd, as a Term Loan Lender
By: CF H-BSL MANAGEMENT LLC, its Collateral Manager

By:	/s/ David Prael
	Name:	David Prael
	Title:	Chief Financial Officer

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  CF H-BSL MANAGEMENT LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

HMO Minnesota, as a Term Loan Lender
BY: KKR Its Collateral Manager

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  KKR Its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Honeywell International Inc Master Retirement Trust, as a Term Loan Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Houston Casualty Company, as a Term Loan Lender
BY: BlackRock Investment Management, LLC, its Investment

Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  BlackRock Investment Management, LLC, its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

HPS Loan Management 10-2016, Ltd. as a Term Loan Lender Manager
By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  Bv:  HPS Investment Partners, LLC As the Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

HPS Loan Management 9-2016, Ltd., as a Term Loan Lender
By: HPS Investment Partners, LLC As the Collateral Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  HPS Investment Partners, LLC As the Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

HRS Investment Holdings LLC, as a Term Loan Lender

By:	/s/ Steve Kaseta
	Name:	Steve Kaseta
	Title:	CIO

Name of Fund Manager (if any):  HRS Management, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

HYFI Aquamarine Loan Fund, as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

HYFI LOAN FUND, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Directory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

IA CLARINGTON FLOATING RATE INCOME FUND, as a Term Loan Lender

By:	/s/ Amar Dhanoya
	Name:	Amar Dhanoya
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  IA CLARINGTON INVESTMENTS INC.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

IA CLARINGTON U.S. DOLLAR FLOATING RATE INCOME FUND, as a Term Loan Lender

By:	/s/ Amar Dhanoya
	Name:	Amar Dhanoya
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  IA CLARINGTON INVESTMENTS INC.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

IAM National Pension Fund, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ICG US CLO 2014-1, Ltd., as a Term Loan Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ICG US CLO 2014-2 Ltd, as a Term Loan Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ICG US CLO 2014-3, Ltd., as a Term Loan Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ICG US CLO 2015-1, Ltd, as a Term Loan Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ICG US CLO 2015-2, Ltd., as a Term Loan Lender

By:	/s/ Seth Katzenstein
	Name:	Seth Katzenstein
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Illinois State Board of Investment, as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ILLINOIS STATE BOARD OF INVESTMENT, as a Term Loan Lender
BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  THL Credit Senior Loan Strategies LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Indiana Public Retirement System, as a Term Loan Lender
By: Oaktree Capital Management, L.P. its: Investment Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. its:  Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Inter-American Development Bank, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco BL Fund, Ltd., as a Term Loan Lender
By: Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Management S.A. As Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Dynamic Credit Opportunities Fund, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Sub-advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Floating Rate Fund, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Sub-advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Leveraged Loan Fund 2016 A Series Trust of Global Multi Portfolio Investment Trust, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment

Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Polaris US Bank Loan Fund, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Senior Income Trust, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Sub-advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Senior Loan Fund, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Sub-advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

INVESCO SSL FUND LLC, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco US Leveraged Loan Fund 2016-9 a Series Trust of Global Multi Portfolio Investment Trust, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco US Senior Loans 2021, L.P., as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Invesco Zodiac Funds -Invesco US Senior Loan Fund, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ironshore Inc., as a Term Loan Lender
By: BlackRock Financial Management, Inc., its Investment Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Jackson Mill CLO Ltd., as a Term Loan Lender
By: Shenkman Capital Management, Inc., as Portfolio Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Shenkman Capital Management, Inc., as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Jamestown CLO I Ltd., as a Term Loan Lender
By: 3i Debt Management US, LLC as Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  3i Debt Management US, LLC as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Jamestown CLO III Ltd., as a Term Loan Lender
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  3i Debt Management U.S. LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Jamestown CLO IV Ltd., as a Term Loan Lender
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  3i Debt Management U.S. LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Jamestown CLO V Ltd., as a Term Loan Lender

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Jamestown CLO IV Ltd., as a Term Loan Lender
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  3i Debt Management U.S. LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Jamestown CLO VIII Ltd., as a Term Loan Lender
By: 3i Debt Management U.S. LLC, as Portfolio Manager

By:	/s/ David Nadeau
	Name:	David Nadeau
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  3i Debt Management U.S. LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Jay Park CLO Ltd., as a Term Loan Lender
By: Virtus Partners LLC
as Collateral Administrator

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Virtus Partners LLC as Collateral Administrator

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Jefferson Mill CLO, Ltd., as a Term Loan Lender
By: Shenkman Capital Management, Inc.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Capital Management, Inc., as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JFIN CLO 2015-11 LTD.
By: Apex Credit Partners LLC, as Portfolio Manager, as a Term Loan Lender

By:	/s/ Stephen Goetschius
	Name:	Stephen Goetschius
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JFIN US Investment Grade & Leveraged Loan Buy and Maintain Fund (FX and IR Hedged), as a Term Loan Lender By: BlackRock Financial Management, Inc., as Investment Manager
By: Crescent Capital Group LP, its adviser

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JMP CREDIT ADVISORS CLO III LTD.
By: JMP Credit Advisors LLC, As Attorney-in-Fact

By:	/s/ Shawn S. O’Leary
	Name:	Shawn S. O’Leary
	Title:	Director

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL Multi-Manger Alternative Funds, as a Term Loan Lender
BlueBay Asset Management LLP acting as agent and investment sub-adviser for: JNL Series Trust on behalf of JNL Multi-Manager Alternative Fund acting solely with respect to the BlueBay Sleeve By:

By:	/s/ Kevin Webb
	Name:	Kevin Webb
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BlueBay Asset Management LLP acting as agent and investment sub-adviser for:  JNL Series Trust on behalf of JNL Multi-Manager Alternative Fund acting solely with respect to the BlueBay Sleeve

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL/BlackRock Global Long Short Credit Fund, as a Term Loan Lender
By: BlackRock Financial Management, Inc., its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., its Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JNL/Neuberger Berman Strategic Income Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

John Hancock Fund II Floating Rate Income Fund, as a Term Loan Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

John Hancock Funds II -Spectrum Income Fund, as a Term Loan Lender
By: T. Rowe Price Associates, Inc. as investment sub-advisor

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  T. Rowe Price Associates, Inc. as investment sub-advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

John Hancock Funds II Short Duration Credit Opportunities Fund, as a Term Loan Lender

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JPMBI re Blackrock Bank loan Fund, as a Term Loan Lender
By: BlackRock Financial Management Inc., as Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management Inc., as Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

JPMORGAN CHASE BANK. N.A., as a Term Loan Lender

By:	/s/ Michael Willett
	Name:	Michael Willett
	Title:	Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kaiser Foundation Hospitals, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kaiser Permanente Group Trust, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kapitalforeningen Investing Pro, US Leveraged Loans I, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kentucky Retirement Systems (Shenkman -Insurance Fund Account), as a Term Loan Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kentucky Retirement Systems (Shenkman -Pension Account), as a Term Loan Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kentucky Teachers’ Retirement System Insurance Trust Fund, as a Term Loan Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kern County Employees Retirement Association, as a Term Loan Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kingsland VII, as a Term Loan Lender
By: Kingsland Capital Management, LLC as Manager

By:	/s/ Katherine Kim
	Name:	Katherine Kim
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Kingsland Capital Management, LLC as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KKR CLO 10 LTD., as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KKR CLO 11 LTD., as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KKR CLO 12 LTD., as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KKR CLO 13 LTD., as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KKR CLO 14 LTD., as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KKR CLO 16 LTD., as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KKR CLO 9 LTD., as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KKR FINANCIAL CLO 2013-1 LTD., as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KKR FINANCIAL CLO 2013-2 LTD., as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KP FIXED INCOME FUND, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as Sub-Adviser for Callan Associates Inc., the Adviser for The KP Funds, the Trust for KP Fixed Income Fund

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2013-1, Ltd, as a Term Loan Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2013-2 LTD., as a Term Loan Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2014-1 Ltd., as a Term Loan Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2014-3 Ltd., as a Term Loan Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2015-1 Ltd., as a Term Loan Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

KVK CLO 2016-1 Ltd., as a Term Loan Lender

By:	/s/ David Cifonelli
	Name:	David Cifonelli
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Legg Mason Global Multi Strategy Bond Fund, as a Term Loan Lender
By:

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Legg Mason Partners Institutional Trust -Western Asset SMASH Series EC Fund, as a Term Loan Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Legg Mason Western Asset Global Multi-Strategy Fund, as a Term Loan Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Lexington Insurance Company, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Limerock CLO II, Ltd., as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Limerock CLO III, Ltd., as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Linde Pension Plan Trust, as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Liquid Loan Opportunities Master Fund, L.P., as a Term Loan Lender
By: HPS Investment Partners, LLC Its Investment Manager

By:	/s/ Jamie Donsky
	Name:	Jamie Donsky
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  HPS Investment Partners, LLC Its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Long Point Park CLO Ltd., as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Iannarone, Thomas
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Lord Abbett Bank Loan Trust, as a Term Loan Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Lord Abbett & Co LLC, As Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Lord Abbett Investment Trust -Lord Abbett Floating Rate Fund, as a Term Loan Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Lord Abbett & Co LLC, As Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Los Angeles County Employees Retirement Association, as a Term Loan Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

LUCUMA FUNDING ULC, as a Term Loan Lender

By:	/s/ Madonna Sequeira
	Name:	Madonna Sequeira
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MACQUARIE BANK LIMITED, as a Term Loan

Lender

By:	/s/ Robert Trevers
	Name:	Robert Trevers
	Title:	Division Director

If a second signature is necessary:

By:	/s/ Fiona Smith
	Name:	Fiona Smith
	Title:	Division Director

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MADISON PARK FUNDING X, LTD., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XI, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XII, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MADISON PARK FUNDING XIV, LTD., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XIX, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XV, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as Portfolio Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XVI, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MADISON PARK FUNDING XVII, LTD., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XVIII, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XX, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XXI, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XXII, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as portfolio manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as portfolio manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Madison Park Funding XXIII, Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC as Collateral Manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite IX, Limited, as a Term Loan Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite VIII, Limited, as a Term Loan Lender
By: BlackRock Financial Management Inc., Its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
	Title:	r

Name of Fund Manager (if any):  By:  BlackRock Financial Management Inc., Its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XI, Limited, as a Term Loan Lender
By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XII, LTD., as a Term Loan Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XIV, Limited, as a Term Loan Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XV, Limited, as a Term Loan Lender
By: BlackRock Financial Management, Inc., as Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XVI, Limited, as a Term Loan Lender
By: BlackRock Financial Management, Inc., as Portfolio Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XVII, Limited, as a Term Loan Lender
By: BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BLACKROCK FINANCIAL MANAGEMENT, INC., as Interim Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Magnetite XVIII, Limited, as a Term Loan Lender
By: BlackRock Financial Management, Inc., its Collateral Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  BlackRock Financial Management, Inc., its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mariner CLO 2016-3, Ltd., as a Term Loan Lender

By:	/s/ Erik Gunnerson
	Name:	Erik Gunnerson
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Mariner Investment Group, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Maryland State Retirement and Pension System, as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Maryland State Retirement and Pension System, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Maryland State Retirement and Pension System, as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MassMutual Select Strategic Bond Fund, as a Term Loan Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Master Pension Trust of CSX Corporation and Affiliated
Companies sponsored by CSX Corporation, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
FCP ACM US Loans Fund

As a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
AXA IM LOAN LIMITED

as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
AXA UK Leveraged Loans Fund

as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
Columbus Diversified Leveraged Loans Fund as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
Columbus Global Debt Fund

as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
AXA Germany Leveraged Loans Fund

as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
MATIGNON DERIVATIVES LOANS as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
MATIGNON LEVERAGED LOANS LIMITED as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
MATIGNON LOANS FUND as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
MATIGNON LOANS lARD FUND as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Paris SA, for and on behalf of
FCP Sogecap Diversified Loans Funds as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Inc, for and on behalf of
ALLEGRO CLO I

as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Inc

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Inc, for and on behalf of
ALLEGRO CLO II

as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Inc

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

AXA IM Inc, for and on behalf of
ALLEGRO CLO III

as a Term Loan Lender

By:	/s/ Matthieu Martin
Name: Matthieu Martin
Title: Senior Trader

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  AXA IM Paris SA

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MCH S. Ã r.l., as a Term Loan Lender
BlueBay Asset Management LLP acting as agent for:
MCH S.a.r.l.

By:	/s/ Kevin Webb
Name: Kevin Webb
Title: Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BlueBay Asset Management LLP acting as agent for: MCH S.a.r.l.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mercer Multi-Asset Growth Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nebraska Investment Council, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Kansas Public Employees Retirement System, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Global Investment Funds-Franklin Upper Tier Floating Rate II Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Global Investment Funds-Franklin Upper Tier Floating Rate III Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate IV Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Templeton Series II Funds — Franklin Floating Rate II Fund, as a Term Loan Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Asst. Vice President

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Floating Rate Master Trust — Franklin Floating Rate Master Series, as a Term Loan Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Asst. Vice President

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Limited Duration Income Trust, as a Term Loan Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Asst. Vice President

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Investors Securities Trust — Franklin Floating Rate Daily Access Fund, as a Term Loan Lender

By:	/s/ Madeline Lam
Name: Madeline Lam
Title: Vice President

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Commonwealth Fixed Interest Fund 17, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Met Investors Series Trust -Met/Franklin Low Duration Total Return Portfolio, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

L VIP Global Income Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MD Bond Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MDPIM Canadian Long Term Bond Pool, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MDPIM Canadian Bond Pool, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Templeton Series II Funds -Franklin Multi -Sector Credit Income Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Strategic Series-Franklin Strategic Income Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Investors Securities Trust -Franklin Total Return Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Strategic Income Fund (Canada), as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income VIP Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Investors Securities Trust-Franklin Real Return Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund, as a Term Loan Lender

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu
Title: Authorized Signatory

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Medical Liability Mutual Insurance Company, as a Term Loan Lender
By: Invesco Advisers, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name: Kevin Egan
Title: Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Advisers, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Medtronic Holding Switzerland GMBH, as a Term Loan Lender

By:	/s/ Donna Sirianni
Name: Donna Sirianni
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MET Investors Series Trust -Met/Eaton Vance Floating Rate Portfolio, as a Term Loan Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
Name: Michael Brotthof
Title: Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Eaton Vance Management as Investment Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MetLife Insurance Company USA, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Metropolitan Series Fund -Met/Wellington Balanced Portfolio, as a Term Loan Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Metropolitan West Floating Rate Income Fund, as a Term Loan Lender By: Metropolitan West Asset Management as Investment Manager

By:	/s/ Nora Olan
	Name:	Nora Olan
	Title:	Senior Vice President

If a second signature is necessary:

By:	/s/ Bibi Khan
	Name:	Bibi Khan
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Metropolitan West Asset Management as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Midwest Operating Engineers Pension Trust Fund, as a Term Loan Lender

Tortoise Credit Strategies, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Trust Fund, account number 17-06863/MDP10 MDP03

By:	/s/ John Heitkemper
	Name:	John Heitkemper
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  Tortoise Credit Strategies, LLC as Investment Advisor on behalf of the Midwest Operating Engineers Pension Trust Fund, account number 17-06863/MDP10 MDP03

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Missouri Education Pension Trust, as a Term Loan Lender By: Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. Its:  Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MKP Credit Master Fund, LDC, as a Term Loan Lender

By:	/s/ Bruce Mark
	Name:	Bruce Mark
	Title:	Partner, Operations

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mockingbird Corporate Loan Opportunity Fund, LP, as a Term Loan Lender

By:	/s/ Michael A. Hasenauer
	Name:	Michael A. Hasenauer
	Title:	Authorized Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Montana Board of Investments, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mountain Hawk III CLO, Ltd., as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mountain View CLO 2014-1 Ltd., as a Term Loan Lender By: Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Seix Investment Advisors LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MP CLO IV, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  MP CLO Management LLC, its Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MP CLO IX, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  MP CLO Management LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MP CLO V, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  MP CLO Management LLC, its Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MP CLO VI, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  MP CLO Management LLC, its Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MP CLO VII, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  MP CLO Management LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MP CLO VIII, Ltd., as a Term Loan Lender
By: MP CLO Management LLC, its Collateral Manager

By:	/s/ Thomas Shandell
	Name:	Thomas Shandell
	Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  MP CLO Management LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mt. Whitney Securities, L.L.C., as a Term Loan Lender
By: Deutsche Investment Management Americas Inc. As Manager

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Thomas V. Kirby
	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

Name of Fund Manager (if any):  By:  Deutsche Investment Management Americas Inc. As Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Mt. Whitney Securities, LLC, as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Multi-Credit SV S.a.r.l., as a Term Loan Lender

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

MultiMix Wholesale Diversified Fixed Interest Trust, as a Term Loan Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Muzinich and Co (Ireland) Limited for the account of Muzinich Loan Fund, as a Term Loan Lender

By:	/s/ Patricia Charles
	Name:	Patricia Charles
	Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Electrical Benefit Fund, as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Electrical Benefit Fund, as a Term Loan Lender
By: Lord Abbett & Co LLC, As Investment Manager

By:	/s/ Jeffrey Lapin
	Name:	Jeffrey Lapin
	Title:	Portfolio Manager, Taxable Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Lord Abbett & Co LLC, As Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Pension Service, as a Term Loan Lender
By: Ares Capital Management III LLC, its Investment Manager

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By Ares Capital Management III LLC, its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Rural Electric Cooperative Association, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

National Union Fire Insurance Company of Pittsburgh, Pa., as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NB Global Floating Rate Income Fund Limited, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NB Short Duration High Yield Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman -Floating Rate Income Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XIX, Ltd, as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC, as Manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC, as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XVI, Ltd., as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XVII, Ltd., as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XVIII, Ltd., as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XX, Ltd., as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XXI, Ltd., as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XXII, Ltd., as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman CLO XXIII, Ltd., as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman Global High Yield Bond Fund., as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC, as collateral manager

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman High Income Bond Fund., as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman High Income Fund LLC, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman High Yield Bond Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman High Yield Strategies Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman High Investment Funds II Plc, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman Investment Funds II PLC – Neuberger Berman US/European Senior Floating Rate Income Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman Investment Funds PLC, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Berman Senior Floating Rate Income Fund LLC, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Bearman Short Duration High Income Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Neuberger Bearman Strategic Income Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NEUBERGER BEARMAN STRATEGIC INCOME FUND, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NEW MEXICO STATE INVESTMENT COUNSEL, as a Term Loan Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Voya Investment Management Co. LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

New York City Employees’ Retirement System, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

New York City Police Pension Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Newfleet CLO 2016-1, Ltd., as a Term Loan Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NewMark Capital Funding 2014-2 CLO Ltd., as a Term Loan Lender
By: NewMark Capital LLC, its Collateral Manager

By:	/s/ Mark Gold
	Name:	Mark Gold
	Title:	CEO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  NewMark Capital LLC, its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NN (L) Flex -Senior Loans, as a Term Loan Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Voya Investment Management Co. LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NN (L) Flex -Senior Loans Select, as a Term Loan Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Voya Investment Management Co. LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nomura Global Manager Select -Bank Loan Fund, as a Term Loan Lender
BY: Deutsche Investment Management Americas Inc., its Investment Sub-Advisor

By:	/s/ Abdoulaye Thiam
	Name:	Abdoulaye Thiam
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Thomas V. Kirby
	Name:	Thomas V. Kirby
	Title:	Director, Portfolio Manager

Name of Fund Manager (if any):  BY:  Deutsche Investment Management Americas Inc., its Investment Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Nomura Multi Managers Fund -Global Bond, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Investment Sub-Adviser

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Investment Sub-Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

North Shore University Hospital as sponsor of Northwell Health Cash Balance Plan, as a Term Loan Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Northern Multi-Manager High Yield Opportunity Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Northwell Health, Inc., as a Term Loan Lender
By: SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NORTHWOODS CAPITAL XI, LIMITED, as a Term Loan Lender
By: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Angelo, Gordon & Co., LP As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NORTHWOODS CAPITAL XII, LIMITED, as a Term Loan Lender
By: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Angelo, Gordon & Co., LP As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Northwoods Capital XIV, Limited, as a Term Loan Lender
By: Angelo, Gordon & Co., LP As Collateral Manager

By:	/s/ Maureen D’Alleva
	Name:	Maureen D’ Alleva
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Angelo, Gordon & Co., LP As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NTCC Collective Funds for Employee Benefit Trust (aka The Northern Trust Company of Connecticut), as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NZCG Funding 2 Limited, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

NZCG Funding Ltd, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oaktree CLO 2014-2 Ltd., as a Term Loan Lender
By: Oaktree Capital Management, L.P.
Its: Collateral Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. Its:  Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OAKTREE CLO 2015-1 LTD., as a Term Loan Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. its:  Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oaktree EIF II Series A1, Ltd., as a Term Loan Lender
By: Oaktree Capital Management, L.P.
its: Collateral Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. its:  Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OAKTREE EIF II SERIES A2, LTD., as a Term Loan Lender By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. its:  Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OAKTREE EIF II SERIES B1, LTD., as a Term Loan Lender By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. its:  Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OAKTREE EIF II SERIES B2, LTD., as a Term Loan Lender By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. its:  Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oaktree EIF II Series 1, Ltd., as a Term Loan Lender By: Oaktree Capital Management, L.P. its: Collateral Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. its:  Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oaktree Senior Loan Fund, L.P., as a Term Loan Lender
By:  Oaktree Senior Loan GP, L.P.
Its:  General Partner

By:  Oaktree Fund GP IIA, LLC
Its:  General Partner

By:  Oaktree Fund GP II, L.P.
Its:  Managing Member

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P. Its:  Collateral Manager

By:	Oaktree Fund GP IIA, LLC

Its:	General Partner

By:	Oaktree Fund GP II, L.P.

Its:	Managing Member

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Delaware Trust 2011, as a Term Loan Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners 24, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners 25, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners 26, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners 27, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners 29, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Investment Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners XIX, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as collateral manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners XVI, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners XVII, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners XX, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners XXI, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners XXII, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Investment Partners XXIII, Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Loan Funding Ltd., as a Term Loan Lender By: Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret B. Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Paul Credit Fund Series I, Ltd., as a Term Loan Lender
By: Octagon Credit Investors, LLC
as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Octagon Senior Secured Credit Master Fund Ltd., as a Term Loan Lender
By: Octagon Credit Investors, LLC
as Investment Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Octagon Credit Investors, LLC as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OFSI Fund VII, Ltd

By:	/s/ Joseph Desapri
Name: Joseph Desapri
Title: Director

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OHA CREDIT PARTNERS IX, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Oak Hill Advisors, L.P. as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OHA CREDIT PARTNERS X, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Oak Hill Advisors, L.P. as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OHA CREDIT PARTNERS XI, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Oak Hill Advisors, L.P. as Warehouse Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OHA LOAN FUNDING 2013-1, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Oak Hill Advisors, L.P. as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

OHA LOAN FUNDING 2014-1, LTD., as a Term Loan Lender
By: Oak Hill Advisors, L.P. as Portfolio Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Oak Hill Advisors, L.P. as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Ohio Police & Fire Pension Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oppenheimer Senior Floating Rate Fund, as a Term Loan Lender

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oppenheimer Senior Floating Rate Plus Fund, as a Term Loan Lender

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Harbourview CLO VII, LTD, as a Term Loan Lender

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oppenheimer Fundamental Alternatives Fund, as a Term Loan Lender

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oppenheimer Master Loan Fund, as a Term Loan Lender

By:	/s/ Janet Harrison
	Name:	Janet Harrison
	Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  Oppenheimer Funds

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Oregon Public Employees Retirement Fund, as a Term Loan Lender

By:	/s/ Jeffrey Smith
	Name:	Jeffrey Smith
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ORIX Corporate Capital Inc., as a Term Loan Lender

By:	/s/ Erik Gunnerson
	Name:	Erik Gunnerson
	Title:	Authorized Signatory

If a second signature is necessary:

By:	NA
Name:
Title:

Name of Fund Manager (if any):  Mariner Investment Group, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Orizaba, LP, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pacific Asset Management Bank Loan Fund L.P., as a Term Loan Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pacific Asset Management Senior Loan Fund L.P., as a Term Loan Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Manager.

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pacific Beacon Life Reassurance Inc, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pacific Funds Core Income, as a Term Loan Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Manager.

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PACIFIC FUNDS FLOATING RATE INCOME, as a Term Loan Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PACIFIC FUNDS SHORT DURATION INCOME, as a Term Loan Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PACIFIC FUNDS STRATEGIC INCOME, as a Term Loan Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pacific Select Fund -Diversified Bond Portfolio, as a Term Loan Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pacific Select Fund Floating Rate Loan Portfolio, as a Term Loan Lender
By: Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Eaton Vance Management as Investment Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PACIFIC SELECT FUND-FLOATING RATE INCOME PORTFOLIO, as a Term Loan Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Adviser

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Palmer Square CLO 2013-2, Ltd, as a Term Loan Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President -Operations

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Palmer Square Capital Management LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Palmer Square CLO 2015-1, Ltd, as a Term Loan Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President -Operations

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Palmer Square Capital Management LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Palmer Square CLO 2015-2, Ltd, as a Term Loan Lender
By: Palmer Square Capital Management LLC, as Portfolio Manager

By:	/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President -Operations

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Palmer Square Capital Management LLC, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Palmer Square CLO 2017-1, Ltd, as a Term Loan Lender
By: Palmer Square Capital Management LLC, as Servicer

By:	/s/ Neal Braswell
	Name:	Neal Braswell
	Title:	Vice President -Operations

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Palmer Square Capital Management LLC, as Servicer

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PensionDanmark Pensionsforsikringsaktieselskab, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Investment Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Permanens Capital Floating Rate Fund LP, as a Term Loan Lender
By: BlackRock Financial Management Inc., Its Sub-Advisor

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  BlackRock Financial Management Inc., Its Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PF Managed Bond Fund, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pinnacle Park CLO, Ltd, as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pioneer Investments Diversified Loans Fund, as a Term Loan Lender

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pioneer Multi-Asset Ultrashort Income Fund, as a Term Loan Lender

By:	/s/ Margaret C. Begley
	Name:	Margaret C. Begley
	Title:	Vice President and Associate General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Pioneer Investment Management, Inc. As its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PK-SSL Investment Fund Limited Partnership, as a Term Loan Lender

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Credit Suisse Asset Management, LLC, as its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Plumbers and Pipefitters National Pension Fund, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Pool Reinsurance Company Limited, as a Term Loan Lender
BlueBay Asset Management LLP acting as agent for:
Pool Reinsurance Company Limited

By:	/s/ Kevin Webb
	Name:	Kevin Webb
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BlueBay Asset Management LLP acting as agent for:

Pool Reinsurance Company Limited

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PowerShares Senior Loan Portfolio, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Webb
	Name:	Kevin Webb
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PPF Nominee 2 B.V., as a Term Loan Lender
BY: Apollo Credit Management (Senior Loans), LLC, its Investment Manager

By:	/s/ Joe Moroney
	Name:	Joe Moroney
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Apollo Credit Management (Senior Loans), LLC, its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

PPG Industries, Inc. Pension Plan Trust, as a Term Loan Lender
BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GSO Capital Advisors LLC, As its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Preferred Mutual Insurance Company, as a Term Loan Lender
BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company LLP as its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Principal Investors Fund, Inc. -High Yield Fund, as a Term Loan Lender
BY: GSO Capital Advisors LLC, As its Investment Advisor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Providence Health & Services Investment Trust (Bank Loans Portfolio), as a Term Loan Lender
by: SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Public Employees Retirement System of Ohio, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Please see attached execution page, as a Term Loan Lender

By:
Name:
Title:

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

PUTNAM FLOATING RATE INCOME FUND

/s/ Kerry O’Donnell
Name: Kerry O’Donnell
Title: Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

QUALCOMM Global Trading Pte. Ltd., as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Race Point IX CLO, Limited, as a Term Loan Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Bain Capital Credit, LP, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Race Point VIII CLO, Limited, as a Term Loan Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Bain Capital Credit, LP, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Race Point X CLO, Limited, as a Term Loan Lender
By: Bain Capital Credit, LP, as Portfolio Manager

By:	/s/ Andrew Viens
	Name:	Andrew Viens
	Title:	Executive Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Bain Capital Credit, LP, as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

RAYTHEON MASTER PENSION TRUST, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, as investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Recette CLO, Ltd., as a Term Loan Lender
By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Renaissance Investment Holdings Ltd, as a Term Loan Lender
By: Eaton Vance Management as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Eaton Vance Management as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Renaissance Investment Holdings Ltd, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Renaissance Multi-Sector Fixed Income Private Pool, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Retirement Annuity Plan for Employees of the Army & Air Force Exchange Service, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

RidgeWorth Funds -Seix Floating Rate High Income Fund, as a Term Loan Lender
By: Seix Investment Advisors LLC, as Subadvisor

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Seix Investment Advisors LLC, as Subadviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

RiverSource Life Insurance Company, as a Term Loan Lender

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

RSUI Indemnity Company, as a Term Loan Lender
By: Ares ASIP VII Management, L.P., its Portfolio Manager

By:	Ares ASIP VII GP, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares ASIP VII Management, L.P., its Portfolio Manager

By:  Ares ASIP VII GP, LLC, its General Partner

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Russell Institutional Funds, LLC -Russell Core Bond Fund, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Russell Investment Company Russell Global Opportunistic Credit Fund, as a Term Loan Lender

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  THL Credit Advisors LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Russell Investment Company Russell Multi-Strategy Income Fund, as a Term Loan Lender

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  THL Credit Advisors LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Russell Investment Company Russell Short Duration Bond Fund, as a Term Loan Lender

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  THL Credit Advisors LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Russell Investment Company Russell Short Duration Bond Fund, as a Term Loan Lender

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Russell Investment Funds Core Bond Fund, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Russell Investments Institutional Funds, LLC Multi-Asset Core Plus Fund, as a Term Loan Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  THL Credit Advisors LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Russell Investments Ireland Limited on behalf of the Russell Floating Rate Fund, a subfund of Russell Qualifying Investor Alternative Investment Funds plc, as a Term Loan Lender
BY: THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  THL Credit Advisors LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Safe Auto Insurance Company, as a Term Loan Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Safety Insurance Company, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Salem Fields CLO, Ltd., as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Saranac CLO II Limited, as a Term Loan Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Benjamin Steger
	Name:	Benjamin Steger
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Canaras Capital Management, LLC As Sub-Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Saranac CLO III Limited, as a Term Loan Lender
By: Canaras Capital Management, LLC As Sub-Investment Adviser

By:	/s/ Benjamin Steger
	Name:	Benjamin Steger
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Canaras Capital Management, LLC As Sub-Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

SC Pro Loan VII Limited, as a Term Loan Lender

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

SC Pro Loan VII Limited, as a Term Loan Lender

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Schlumberger Group Trust, as a Term Loan Lender
By: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Voya Investment Management Co. LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Schlumberger Group Trust, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

SCOF-2 LTD, as a Term Loan Lender

By:	/s/ Scott Caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Seasons Series Trust -Diversified Fixed Income Portfolio, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

SEI Institutional Managed Trust’s Core Fixed Income, as a Term Loan Lender
By: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Seix Multi-Sector Absolute Return Fund L.P., as a Term Loan Lender
By: Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner
By: Seix Investment Advisors LLC, its sole member

By:	/s/ George Goudelias
	Name:	George Goudelias
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Seix Multi-Sector Absolute Return Fund GP LLC, in its capacity as sole general partner

By:  Seix Investment Advisors LLC, its sole member

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Seneca Park CLO, Ltd., as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Senior Debt Portfolio, as a Term Loan Lender
By: Boston Management and Research as Investment Advisor

By:	/s/ Michael Brotthof
	Name:	Michael Brotthof
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Boston Management and Research as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Sentry Insurance a Mutual Company, as a Term Loan Lender
BY: Invesco Senior Secured Management, Inc. as Sub-Advisor

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Seven Sticks CLO Ltd., as a Term Loan Lender
BY: Guggenheim Partners Investment Management, LLC, as Collateral Manager

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC, as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Shackleton 2014-V CLO, Ltd., as a Term Loan Lender

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Shackleton 2014-VI CLO, Ltd., as a Term Loan Lender
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Alcentra NY, LLC as its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Shackleton 2015-VII CLO, Ltd., as a Term Loan Lender
BY: Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Alcentra NY, LLC as its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Shackleton 2015-VIII CLO, Ltd., as a Term Loan Lender

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Shackleton 2016-IX CLO, Ltd., as a Term Loan Lender
by Alcentra NY, LLC as its Collateral Manager

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by Alcentra NY, LLC as its Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Shell Pension Trust, as a Term Loan Lender
BY: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
	Name:	Hume Najdawi
	Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Logan Circle Partners, LP as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Shenkman Floating Rate High Income Fund, as a Term Loan Lender
BY: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Shenkman Capital Management, Inc., as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Silver Spring CLO Ltd., as a Term Loan Lender

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Silvermore CLO, Ltd., as a Term Loan Lender

By:	/s/ Richard Kurth
	Name:	Richard Kurth
	Title:	Principal

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Smithfield Foods Master Trust, as a Term Loan Lender
by THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by THL Credit Advisors LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Sound Harbor Loan Fund 2014-1 Ltd., as a Term Loan Lender
By Allianz Global Investors U.S. LLC, as Manager

By:	/s/ Thomas E. Bacroft
	Name:	Thomas E. Bancroft
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By Allianz Global Investors U.S. LLC, as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Staniford Street CLO, Ltd., as a Term Loan Lender

By:	/s/ Scott D’Orsi
	Name:	Scott D’Orsi
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

STATE OF NEW MEXICO STATE INVESTMENT COUNCIL, as a Term Loan Lender
By: authority delegated to the New Mexico State Investment Office
By: Credit Suisse Asset Management, LLC, its investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  authority delegated to the New Mexico State Investment Office

By:  Credit Suisse Asset Management, LLC, its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

State—Boston Retirement System, as a Term Loan Lender
By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Stellar Performer Global Series: Series G -Global Credit, as a Term Loan Lender
BY: GoldenTree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GoldenTree Asset Management, LP

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Stewart Park CLO, Ltd., as a Term Loan Lender
BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Stichting Bedrijfstakpensioenfonds voor het Beroepsvervoer over de Weg, as a Term Loan Lender
By: Logan Circle Partners, LP as Investment Manager

By:	/s/ Hume Najdawi
	Name:	Hume Najdawi
	Title:	Associate

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Logan Circle Partners, LP as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Stichting Bedrijfstakpensioenfonds voor het Schilders-, Afwekingsen Glaszetbedrijf, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Stichting Bewaarder Syntrus Achmea Global High Yield Pool, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Stichting Pensioenfonds voor Fysiotherapeuten, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Stone Harbor Collective Investment Trust -Stone Harbor Bank Loan Collective Fund, as a Term Loan Lender

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Stone Harbor Global Funds PLC -Stone Harbor Leveraged Loan Portfolio, as a Term Loan Lender

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Stone Harbor Leveraged Loan Fund LLC, as a Term Loan Lender

By:	/s/ Adam Shapiro
	Name:	Adam Shapiro
	Title:	General Counsel

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Sudbury Mill CLO, Ltd., as a Term Loan Lender
By: Shenkman Capital Management, Inc., as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Shenkman Capital Management, Inc., as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Sumitomo Mitsui Trust Bank, Limited, as a Term Loan Lender

By:	/s/ Albert C. Tew II
	Name:	Albert C. Tew II
	Title:	Head of Documentation Americas

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Sun America Senior Floating Rate Fund, Inc., as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 7SP, as a Term Loan Lender

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Alternative Strategies Funds SPC for the Account of SC Alternative Strategy 9SP, as a Term Loan Lender

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Pro Loan III plc, as a Term Loan Lender

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Pro Loan III plc, as a Term Loan Lender
By: Golden Tree Asset Management, LP

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GoldenTree Asset Management, LP

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Pro Loan III plc, as a Term Loan Lender
By: Guggenheim Partners Investment Management, LLC as Investment Advisor

By:	/s/ Kaitlin Trinh
	Name:	Kaitlin Trinh
	Title:	Authorized Person

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Guggenheim Partners Investment Management, LLC as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Pro Loan V, as a Term Loan Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Pro Loan V plc, as a Term Loan Lender

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Pro Loan VI plc, as a Term Loan Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss capital Pro Loan VIII PLC, as a Term Loan Lender

By:	/s/ David Martino
	Name:	David Martino
	Title:	Controller

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Swiss Capital Pro Loan VIII PLC, as a Term Loan Lender

By:	/s/ Gretchen Bergstesser
	Name:	Gretchen Bergstresser
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Symphony CLO XIV, Ltd, as a Term Loan Lender
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Symphony CLO XV, Ltd, as a Term Loan Lender
BY: Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Symphony Asset Management LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Symphony CLO XVI, LTD, as a Term Loan Lender
By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

T. Rowe Price Floating Rate Fund, Inc., as a Term Loan Lender

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

T. Rowe Price Floating Rate Multi-Sector Account Portfolio, as a

Term Loan Lender

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

T. Rowe Price Funds Series II SICAV, as a Term Loan Lender
By: T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Institutional Floating

Rate Loan Fund

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  T. Rowe Price Associates, Inc. as investment Sub-manager of the T. Rowe Price Funds Series II SICAV-Institutional Floating Rate Loan Fund

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

T. Rowe Price Institutional Floating Rate Fund, as a Term Loan

Lender

By:	/s/ Brian Rubin
	Name:	Brian Rubin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TCI-Cent CLO 2016-1 Ltd., as a Term Loan Lender By: TCI Capital Management LLC As Collateral Manager

By:	/s/ Steven B. Staver
	Name:	Steven B. Staver
	Title:	Assistant Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  TCI Capital Management LLC

As Collateral Manager

By:  Columbia Management Investment Advisers, LLC

As Sub-Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TCI-Symphony CLO 2016-1 Ltd., as a Term Loan Lender By: Symphony Asset Management LLC

By:	/s/ Scott Caraher
	Name:	scott caraher
	Title:	portfolio manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Symphony Asset Management LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Teachers Advisors, Inc., on behalf of TIAA CLO I, Ltd, as a Term Loan Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Plus Fund, as a Term Loan Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Teachers Advisors, Inc., on behalf of TIAA-CREF Life Funds — Bond Fund, as a Term Loan Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Teachers Insurance and Annuity Association of America, as a Term Loan Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Teachers’ Retirement System of the City of New York, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Teachers’ Retirement System of the State of Kentucky, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Texas PrePaid Higher Education Tuition Board, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Adviser

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC.,

as Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Thacher Park CLO, Ltd., as a Term Loan Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The City of New York Group Trust, as a Term Loan Lender BY: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THE CITY OF NEW YORK GROUP TRUST, as a Term Loan Lender BY: Credit Suisse Asset Management, LLC, as its manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Credit Suisse Asset Management, LLC, as its manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The Dreyfus/Laurel Funds, Inc. -Dreyfus Floating Rate Income Fund, as a Term Loan Lender By: Alcentra NY, LLC, as investment advisor

By:	/s/ Thomas Frangione
	Name:	Thomas Frangione
	Title:	Senior Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Alcentra NY, LLC, as investment advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THE EATON CORPORATION MASTER RETIREMENT TRUST, as a Term Loan Lender BY: Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Credit Suisse Asset Management, LLC, as investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The Hartford Floating Rate Fund, as a Term Loan Lender By: Wellington Management Company, LLP as its Investment

Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The Hartford Floating Rate High Income Fund, as a Term Loan Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The Hartford Inflation Plus Fund, as a Term Loan Lender BY: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Wellington Management Company, LLP as its Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The Hartford Short Duration Fund, as a Term Loan Lender By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The United States Life Insurance Company In the City of NewYork, as a Term Loan Lender By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The University of Chicago, as a Term Loan Lender BY: GoldenTree Asset Management, L.P.

By:	/s/ Karen Weber
	Name:	Karen Weber
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GoldenTree Asset Management, L.P.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The Variable Annuity Life Insurance Company, as a Term Loan Lender By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

The Walt Disney Company Retirement Plan Master Trust, as a Term Loan Lender BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Bank Loan Select Master Fund, a Class of The THL Credit Bank Loan Select Series Trust I, as a Term Loan Lender BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  THL Credit Senior Loan Strategies LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL CREDIT SENIOR LOAN FUND, as a Term Loan Lender By THL Credit Advisors LLC, as Subadviser

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By THL Credit Advisors LLC, as Subadviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Wind River 2012-1 CLO Ltd., as a Term Loan Lender BY: THL Credit Senior Loan Strategies LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  THL Credit Senior Loan Strategies LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Wind River 2013-2 CLO Ltd., as a Term Loan Lender By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By THL Credit Advisors LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Wind River 2014-1 CLO Ltd., as a Term Loan Lender By THL Credit Advisors LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By THL Credit Advisors LLC, as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Wind River 2014-2 CLO Ltd., as a Term Loan Lender BY: THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  THL Credit Senior Loan Strategies LLC, as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Wind River 2014-3 CLO Ltd., as a Term Loan Lender By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By THL Credit Senior Loan Strategies LLC, as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Wind River 2015-1 CLO Ltd., as a Term Loan Lender By THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By THL Credit Senior Loan Strategies LLC, as Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Wind River 2015-2 CLO Ltd., as a Term Loan Lender By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By THL Credit Senior Loan Strategies LLC, its Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Wind River 2016-1 CLO Ltd., as a Term Loan Lender By THL Credit Senior Loan Strategies LLC, its Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By THL Credit Senior Loan Strategies LLC, its Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

THL Credit Wind River 2016-2 CLO Ltd., as a Term Loan Lender By THL Credit Advisors LLC, its Warehouse Collateral Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director/Co-Head

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By THL Credit Advisors LLC, its Warehouse Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Teachers Advisors, Inc., on behalf of TIAA-CREF Bond Fund, as a Term Loan Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TIAA-CREF Investment Management, LLC, on behalf of College Retirement Equities Fund — Bond Market Account, as a Term Loan Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Teachers Advisors, Inc., on behalf of TIAA-CREF Short-Term Bond Fund, as a Term Loan Lender

By:	/s/ Anders Persson
	Name:	Anders Persson
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TICP CLO I, Ltd., as a Term Loan Lender by: TICP CLO I Management, LLC, its collateral manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by:  TICP CLO I Management, LLC, its collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TICP CLO II, Ltd., as a Term Loan Lender by: TICP CLO II Management, LLC, its collateral manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by:  TICP CLO II Management, LLC, its collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TICP CLO III, Ltd., as a Term Loan Lender by: TICP CLO III Management, LLC, its collateral manager

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by:  TICP CLO III Management, LLC, its collateral manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TICP CLO IV Ltd, as a Term Loan Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TICP CLO V 2016-1, Ltd., as a Term Loan Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TICP CLO VI 2016-2, Ltd., as a Term Loan Lender

By:	/s/ Daniel Wanek
	Name:	Daniel Wanek
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

TRALEE CLO III, LTD., as a Term Loan Lender By: Par-Four Investment Management, LLC As Collateral Manager

By:	/s/ Dennis Gorczyca
	Name:	Dennis Gorczyca
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Par-Four Investment Management, LLC As Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Transamerica Floating Rate, as a Term Loan Lender BY: AEGON USA, as its Investment Advisor

By:	/s/ John Bailey
	Name:	John Bailey
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  AEGON USA, as its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Transatlantic Reinsurance Company, as a Term Loan Lender By: Ares ASIP VII Management, L.P., its Portfolio Manager By: Ares ASIP VII GP, LLC, its General Partner

By:	/s/ Daniel Hayward
	Name:	Daniel Hayward
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Ares ASIP VII Management, L.P., its Portfolio Manager

By:  Ares ASIP VII GP, LLC, its General Partner

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Treman Park CLO, Ltd., as a Term Loan Lender BY: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Trust for Retiree Medical, Dental and Life Insurance Plan of the Army and Air Force Exchange Service, as a Term Loan Lender

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Trustmark Insurance Company, as a Term Loan Lender By: Crescent Capital Group LP, its adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

U.S. Specialty Insurance Company, as a Term Loan Lender BY: BlackRock Investment Management, LLC, its Investment Manager

By:	/s/ Rob Jacobi
	Name:	Rob Jacobi
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  BlackRock Investment Management, LLC, its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

UNISUPER, as a Term Loan Lender By: Oak Hill Advisors, L.P. as its Manager

By:	/s/ Glenn August
	Name:	Glenn August
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Oak Hill Advisors, L.P.as its Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Upland CLO, Ltd., as a Term Loan Lender By: Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Upper Tier Corporate Loan Fund 1, as a Term Loan Lender By: Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
	Name:	Kevin Egan
	Title:	Authorized Individual

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Invesco Senior Secured Management, Inc. as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

US Bank N.A., solely as trustee of the DOLL Trust (for Qualified Institutional Investors only), (and not in its individual capacity), as a Term Loan Lender
BY:  Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Margaret B. Harvey
	Name:	Margaret Harvey
	Title:	Managing Director of Portfolio Administration

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Octagon Credit Investors, LLC as Portfolio Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

USAA Mutual Funds Trust -USAA Income Fund, as a Term Loan Lender

By:	/s/ John Spear
	Name:	John Spear
	Title:	VP Long Term Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

USAA Mutual Funds Trust -USAA Intermediate Term Bond Fund, as a Term Loan Lender

By:	/s/ John Spear
	Name:	John Spear
	Title:	VP Long Term Fixed Income

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

VantageTrust, as a Term Loan Lender By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Vermont Pension Investment Committee, as a Term Loan Lender

By:	/s/ Kathy News
	Name:	Kathy News
	Title:	Senior Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Virginia College Savings Plan, as a Term Loan Lender by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Virtus Low Duration Income Fund, as a Term Loan Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Virtus Multi-Sector Short Term Bond Fund, as a Term Loan Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Virtus Senior Floating Rate Fund, as a Term Loan Lender

By:	/s/ Kyle Jennings
	Name:	Kyle Jennings
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2012-3, Ltd., as a Term Loan Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Voya Alternative Asset Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2014-3, Ltd., as a Term Loan Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Voya Alternative Asset Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2014-4, Ltd., as a Term Loan Lender
BY: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): BY: Voya Alternative Asset Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2015-1, Ltd., as a Term Loan Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Voya Alternative Asset Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2015-2, Ltd., as a Term Loan Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Voya Alternative Asset Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2015-3, Ltd., as a Term Loan Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Voya Alternative Asset Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2016-1, Ltd., as a Term Loan Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Voya Alternative Asset Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2016-2, Ltd., as a Term Loan Lender
By: Voya Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Voya Alternative Asset Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya CLO 2016-3, Ltd., as a Term Loan Lender
By: Voya Alternative Asset Management LLC,
as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any): By: Voya Alternative Asset Management LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya Floating Rate Fund, as a Term Loan Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Voya Investment Management Co. LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya Prime Rate Trust, as a Term Loan Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Voya Investment Management Co. LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya Senior Income Fund, as a Term Loan Lender
BY: Voya Investment Management Co. LLC, as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Voya Investment Management Co. LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Voya Strategic Income Opportunities Fund, as a Term Loan Lender
By: Voya Investment Management Co. LLC,
as its investment manager

By:	/s/ Jason Esplin
	Name:	Jason Esplin
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Voya Investment Management Co. LLC, as its investment manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Washington Mill CLO Ltd., as a Term Loan Lender
By: Shenkman Capital Management, Inc.,
as Collateral Manager

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Shenkman Capital Management, Inc., as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Water and Power Employees’ Retirement, Disability and Death Benefit Insurance Plan, as a Term Loan Lender
By: Neuberger Berman Investment Advisers LLC, as Contactor

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Neuberger Berman Investment Advisers LLC, as Contactor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

WATER AND POWER EMPLOYEES’ RETIREMENT, DISABILITY, AND DEATH BENEFIT INSURANCE PLAN (for WATER AND POWER EMPLOYEES’ RETIREMENT PLAN AND RETIREE HEALTH BENEFITS FUND), as a Term Loan Lender
By: Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

By:	/s/ Anar Majmudar
	Name:	Anar Majmudar
	Title:	Authorized Signatory

If a second signature is necessary:

By:	/s/ Norman Yang
	Name:	Norman Yang
	Title:	Authorized Signatory

Name of Fund Manager (if any):  By:  Pacific Life Fund Advisors LLC (doing business as Pacific Asset Management), in its capacity as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

WEBSTER BANK, NATIONAL ASSOCIATION, as a Term Loan Lender

By:	/s/ Daniel Ponzio
	Name:	Daniel Ponzio
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Webster Park CLO, Ltd, as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC as Collateral Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wellfleet CLO 2015-1, Ltd., as a Term Loan Lender

By:	/s/ Dennis Talley
	Name:	Dennis Talley
	Title:	Portfolio Manager

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wellington Multi-Sector Credit Fund, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wellington Trust Company, National Association Multiple Collective Investment Funds Trust II, Core Bond Plus/High Yield Bond Portfolio, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wellington Trust Company, National Association Multiple Common Trust Funds Trust-Opportunistic Fixed Income Allocation Portfolio, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wellington Trust Company, National Association Multiple Common Trust Funds Trust, Core Bond Plus/High Yield Bond Portfolio, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

WELLINGTON TRUST COMPANY, NATIONAL ASSOCIATION MULTIPLE COMMON TRUST FUNDS TRUST, UNCONSTRAINED CORE FIXED INCOME PORTFOLIO, as a Term Loan Lender

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wells Fargo Multi-Sector Income Fund, as a Term Loan Lender
by: Wells Capital Management, as Investment Advisor

By:	/s/ Benjamin Fandinola
	Name:	Benjamin Fandinola
	Title:	Trade Operations Specialist

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by:  Wells Capital Management, as Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wespath Funds Trust, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Advisor

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Advisor

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

WESPATH FUNDS TRUST, as a Term Loan Lender
By: Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

By:	/s/ Thomas Flannery
	Name:	Thomas Flannery
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Credit Suisse Asset Management, LLC, the investment adviser for UMC Benefit Board, Inc., the trustee for Wespath Funds Trust

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

West Bend Mutual Insurance Company, as a Term Loan Lender
By: Crescent Capital Group LP, its sub-adviser

By:	/s/ Brian McKeon
	Name:	Brian McKeon
	Title:	Vice President

If a second signature is necessary:

By:	/s/ Wayne Hosang
	Name:	Wayne Hosang
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Crescent Capital Group LP, its sub-adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

West CLO 2014-1 Ltd., as a Term Loan Lender

By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

West CLO 2014-2 Ltd., as a Term Loan Lender

By:	/s/ Joanna Willars
	Name:	Joanna Willars
	Title:	Vice President, Analyst

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Westcott Park CLO, Ltd., as a Term Loan Lender
By: GSO / Blackstone Debt Funds Management LLC
as Collateral Manager to Warehouse Parent, Ltd.

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  GSO / Blackstone Debt Funds Management LLC

as Collateral Manager to Warehouse Parent, Ltd.

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Western Asset Bank Loan (Multi-Currency) Master Fund, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Western Asset Bank Loan (Offshore) Fund, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Western Asset Core Plus VIT Portfolio, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Western Asset Corporate Loan Fund Inc., as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Western Asset Floating Rate High Income Fund, LLC, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Western Asset Funds, Inc. -Western Asset Core Plus Bond Fund, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Western Asset Funds, Inc. -Western Asset Total Return Unconstrained Fund, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒                                  The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Western Asset U.S. Bank Loan (Offshore) Fund, as a Term Loan Lender

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

WM Pool -Fixed Interest Trust No. 7, as a Term Loan Lender
by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manage

By:	/s/ Justin Slatky
	Name:	Justin Slatky
	Title:	CO-CIO

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  by SHENKMAN CAPITAL MANAGEMENT, INC., as Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

WM Pool -High Yield Fixed Interest Trust, as a Term Loan Lender
By: Oaktree Capital Management, L.P.
Its: Investment Manager

By:	/s/ Regan Scott
	Name:	Regan Scott
	Title:	Managing Director

If a second signature is necessary:

By:	/s/ Armen Panossian
	Name:	Armen Panossian
	Title:	Managing Director

Name of Fund Manager (if any):  By:  Oaktree Capital Management, L.P.

Its:  Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Workers Compensation Fund, as a Term Loan Lender
By: Wellington Management Company, LLP as its Investment Adviser

By:	/s/ Donna Sirianni
	Name:	Donna Sirianni
	Title:	Vice President

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Wellington Management Company, LLP as its Investment Adviser

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Wyoming Retirement System, as a Term Loan Lender
BY: Western Asset Management Company as Investment Manager and Agent

By:	/s/ Jed R. Villareal
	Name:	Jed R. Villareal
	Title:	Bank Loan Team

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  Western Asset Management Company as Investment Manager and Agent

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

Xilinx Holding Six Limited, as a Term Loan Lender
BY: GSO Capital Advisors LLC, As its Investment Manager

By:	/s/ Thomas Iannarone
	Name:	Thomas Iannarone
	Title:	Authorized Signatory

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  BY:  GSO Capital Advisors LLC, As its Investment Manager

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

York CLO-1 Ltd., as a Term Loan Lender

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized Signatory

Name of Fund Manager (if any):  York CLO Managed Holdings, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

York CLO-2 Ltd., as a Term Loan Lender

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authroized Signatory

Name of Fund Manager (if any):  York CLO Managed Holdings, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

York CLO-3 Ltd., as a Term Loan Lender

By:	/s/ Rizwan Akhter
	Name:	Rizwan Akhter
	Title:	Authorized Signatory

Name of Fund Manager (if any):  York CLO Managed Holdings, LLC

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ZAIS CLO 1, Limited, as a Term Loan Lender
ZAIS CLO 1, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  ZAIS CLO 1, Limited

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ZAIS CLO 3, Limited, as a Term Loan Lender
ZAIS CLO 3, Limited

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  ZAIS CLO 3, Limited

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ZAIS CLO 5, Limited, as a Term Loan Lender
By Zais Leveraged Loan Master Manager, LLC its collateral manager
By:	Zais Group, LLC, its sole member

By:	/s/ Vincent Ingato
	Name:	Vincent Ingato
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By Zais Leveraged Loan Master Manager, LLC its collateral manager

By:  Zais Group, LLC, its sole member

CASHLESS SETTLEMENT FORM

This cashless settlement form (“Cashless Settlement Form”) is in respect of the Credit Agreement, dated as of October 9, 2015, among, inter alios, CSC Holdings, LLC (as successor by merger to Neptune Finco Corp.) as Borrower, JPMorgan Chase Bank, N.A. as Administrative Agent and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).  Capitalized terms used and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement or in the Fourth Amendment to Credit Agreement to be entered into by and among the Borrower, the Administrative Agent, the Arrangers and the Lenders party thereto (the “Fourth Amendment”), as applicable.

CASHLESS SETTLEMENT OPTION

☒           The undersigned Lender hereby agrees to exchange (on a cashless basis) its Term Loans held by such Lender for March 2017 Refinancing Term Loans pursuant to the Fourth Amendment.

The Arrangers reserve the right to accept or reject in full or in part the amount of Term Loans held by the undersigned Lender in their allocations for the Fourth Amendment.

IN WITNESS WHEREOF, the undersigned has caused this Cashless Settlement Form to be duly executed and delivered by its proper and duly authorized officer(s).

ZURICH AMERICAN INSURANCE COMPANY, as a Term Loan Lender
By: Highbridge Principal Strategies, LLC as Investment Manager

By:	/s/ Serge Adam
	Name:	Serge Adam
	Title:	Managing Director

If a second signature is necessary:

By:
Name:
Title:

Name of Fund Manager (if any):  By:  Highbridge Principal Strategies, LLC as Investment Manager